                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12


                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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

                  The Hartford Financial Services Group, Inc.
                  2000 Notice of Annual Meeting
                  and Proxy Statement

[LOGO OF THE HARTFORD]

Letter to Shareholders

                                                          [LOGO OF THE HARTFORD]

April 20, 2000

Dear Shareholder:


I am pleased to invite you to attend the 2000 meeting of shareholders of The Hartford Financial Services Group, Inc. to be held at 9:00 a.m. on Thursday, May 18, 2000 at The Wadsworth Atheneum in Hartford, Connecticut. We hope that you will participate in the annual meeting either by attending and voting in person or by voting by proxy, by telephone or through the Internet as promptly as possible. Your vote is important.

The accompanying notice of annual meeting and proxy statement provide information about the matters to be acted upon by The Hartford's shareholders. The proxy statement also contains information about the role and responsibilities of the Board of Directors and the committees of the Board and provides important information about each nominee for election as a director.


Sincerely yours,

/s/ Ramani Ayer

Ramani Ayer
Chairman, President and
Chief Executive Officer

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                 NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS

  The annual meeting of the shareholders (the "Annual Meeting") of The Hartford Financial Services Group, Inc. (the "Company") will be held on Thursday, May 18, 2000 at 9:00 a.m. at The Wadsworth Atheneum, 600 Main Street, Hartford, Connecticut, for the following purposes:

     1. to elect a Board of Directors;

     2. to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 2000;

     3. to approve certain material terms of the Company's annual executive bonus program;

     4. to approve the Company's 2000 Incentive Stock Plan;

     5. to consider and act on a shareholder proposal regarding investment in tobacco equities; and

     6. to act upon such other matters as may properly come before the Annual Meeting.

  Only shareholders of record at the close of business on March 20, 2000 are entitled to notice of, and to vote at, the Annual Meeting.

                                                   Amy Gallent

                                          /s/ AMY GALLENT
                                      Vice President and Corporate Secretary

April 20, 2000

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               690 Asylum Avenue
                              Hartford, CT 06115

                               ----------------

                                PROXY STATEMENT

                        Annual Meeting of Shareholders
                                 May 18, 2000

                               ----------------

                              GENERAL INFORMATION

  The accompanying proxy is solicited by the Board of Directors of The Hartford Financial Services Group, Inc. (the "Company" or "The Hartford") in connection with the annual meeting of shareholders of the Company to be held on Thursday, May 18, 2000 at 9:00 a.m. at The Wadsworth Atheneum, 600 Main Street, Hartford, Connecticut and at any adjournment or postponement thereof (the "Annual Meeting"). The mailing of this Proxy Statement and the accompanying proxy card to shareholders will commence on or about April 20, 2000.

Voting Rights

  Only shareholders of record on March 20, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of February 29, 2000, there were 214,581,962 shares of the Company's common stock ("Common Stock") outstanding. Each shareholder is entitled to one vote for each share of Common Stock registered in that person's name as of the Record Date.

Voting By Proxy

  In General. Subject to the limitations described below, shareholders may vote by proxy by (i) using the accompanying proxy card, (ii) voting by telephone, or (iii) voting electronically through the Internet. When voting using any of these methods, as to the election of directors, you may (a) vote for all of the director nominees as a group, (b) vote for all of the director nominees as a group, except those nominees whose names you specify, or (c) withhold your vote from all nominees as a group. As to each other item, you may vote "for" or "against" the item or "abstain" from voting. If you properly vote by proxy by any of these methods as described below but do not specify any choices you will thereby confer authority upon the persons named as proxies to vote your shares in their discretion. A proxy also confers discretionary authority on these individuals to vote your shares of Common Stock on (1) any matter that was not known on the date of this Proxy Statement but is presented at the Annual Meeting, including voting on the nomination or election of any person not identified in this Proxy Statement as a nominee for election as a director; and (2) any shareholder proposal that has been omitted from this Proxy Statement pursuant to the proxy regulations of the Securities and Exchange Commission ("SEC") but is properly presented at the Annual Meeting.

  You may revoke your proxy at any time before it is exercised by giving written notice thereof to the Secretary of the Company, by submitting a subsequently dated and properly completed proxy, or by attending the Annual Meeting and revoking the proxy. Your attendance at the Annual Meeting will not by itself revoke your proxy.

  Voting By Proxy Card. Any shareholder, including any employee who owns Common Stock through Company stock plans, may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares of Common Stock represented by the proxy will be voted as you specify on the proxy card.

  Voting By Telephone Or Through The Internet. If you are a registered shareholder (that is, you own Common Stock in your own name and not through a broker, nominee or in some other "street name" capacity), or if you own Common Stock through a Company stock plan, you may vote by proxy by using the telephone or Internet method of voting (please see the accompanying proxy card for instructions on how to access the telephone and Internet voting systems). If you hold shares of Common Stock in "street name," your broker or other nominee will advise you whether you may vote by telephone or through the Internet.

Voting Shares Held In Company Stock Plans

  Shares of Common Stock held in The Hartford Investment and Savings Plan ("ISP"), The Hartford Excess Savings Plan ("ESP") and in the Company's Deferred Restricted Stock Unit Plan ("Stock Unit Plan") are held of record and are voted by the trustees of the ISP, the ESP and the Stock Unit Plan, respectively. Shares of Common Stock held in the Company's Employee Stock Purchase Plan ("ESPP") are held of record by the ESPP's administrator, Dean Witter Trust Company ("Dean Witter"), and are voted by Dean Witter. Participants in the ISP, the ESP, the Stock Unit Plan and the ESPP may direct the trustees and Dean Witter as to how to vote shares allocated to their ISP, ESP, Stock Unit Plan and ESPP accounts by voting by proxy using any of the three methods described above. The ISP, ESP and Stock Unit Plan trustees will vote shares as to which they have not received direction in accordance with the terms of the ISP, ESP and the Stock Unit Plan. To the extent that Dean Witter does not receive voting directions from ESPP participants, it may vote such shares in its capacity as a broker.

  Your vote is important and the Board of Directors urges you to exercise your right to vote. Whether or not you plan to attend the Annual Meeting, you can assure that your shares are voted by properly voting by proxy or voting by telephone or through the Internet.

                                 OTHER EVENTS

  On March 27, 2000, the Board of Directors of the Company presented an offer to the board of directors of Hartford Life, Inc. ("Hartford Life") to acquire all of the common shares of Hartford Life not already owned by the Company for $44 per share in cash. The Company currently owns approximately 81.5% of the outstanding common stock of Hartford Life. A special committee consisting of Hartford Life directors not affiliated with the Company was appointed by the Hartford Life board to consider the offer.

                                    ITEM 1
                             ELECTION OF DIRECTORS

  A Board of eleven directors is to be elected at the Annual Meeting to serve until the next annual meeting and until their successors are elected and qualified. There are currently thirteen directors serving on the Board, eleven of whom have been nominated for reelection as directors at the Annual Meeting, including Dina Dublon who was elected as a director by the Board of Directors effective December 16, 1999. Robert A. Burnett and Frederic V. Salerno will retire from the Board of Directors effective on the date of the Annual Meeting and, therefore, neither of them will seek re-election.

  Unless there is a contrary indication, shares of Common Stock represented by valid proxies will be voted for the election of all nominees. The Board has no reason to believe that any nominee will be unable to serve as a director. If for any reason a nominee should become unable to serve, the shares represented by valid proxies will be voted for the election of such other person as the Board may recommend, or the Board may reduce the number of directors to eliminate the vacancy.

  Set forth below is certain information about each nominee for election as a director, including information regarding his or her background for at least the past five years.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR
                            ELECTION AS DIRECTORS.

Directors and Nominees



[PHOTO]     BETTE B. ANDERSON

              Mrs. Anderson, 71, has been a director since 1995. She joined
            Kelly, Anderson & Associates, Inc., a Washington based management firm, in 1990 and served as President effective January 1, 1991 until January 1996, when she became Vice Chairperson. She was Undersecretary of the Treasury from 1977 to 1981. Mrs. Anderson was affiliated for twenty-seven years with the Citizens and Southern National Bank of Savannah, having served as a Vice President until she assumed the Treasury post. Mrs. Anderson is a director of United Payors & Providers and the Miller Foundation at the University of Virginia. She attended Georgia Southern University and Armstrong State College and is a graduate of the Stonier Graduate School of Banking at Rutgers University.

[PHOTO]     RAND V. ARASKOG

              Mr. Araskog, 68, has been a director since 1985. He served as an executive officer of ITT Corporation ("ITT") until ITT split into three separate public companies in a spin-off transaction that occurred effective December 19, 1995 (the "ITT Spin-Off"). He was Chief Executive Officer of ITT since 1979, Chairman since 1980 and President since March 1991. After the ITT Spin-Off, Mr. Araskog became Chairman and Chief Executive of the new ITT Corporation, formerly an ITT subsidiary called ITT Destinations, Inc., until his retirement in February 1998. He is a director of ITT Industries, Inc., Dow Jones & Company, Inc., Rayonier, Inc., Shell Oil Company and ITT Educational Services, Inc. Mr. Araskog is a graduate of the U.S. Military Academy at West Point and attended the Harvard Graduate School of Arts and Sciences.

[PHOTO]     RAMANI AYER

              Mr. Ayer, 52, has been a director since 1991, and became
            Chairman, President and Chief Executive Officer of the Company on February 1, 1997. Prior to that, he served as an Executive Vice President of the Company from the ITT Spin-Off in December 1995 until February 1997. Mr. Ayer has been President and Chief Operating Officer of Hartford Fire Insurance Company ("Hartford Fire"), the Company's principal property and casualty insurance subsidiary, since 1991 and previously served as Executive Vice President of Hartford Fire from 1990 to April 1991 and Senior Vice President from 1989 to 1990. He is also Chairman of Hartford Life, which operates the Company's life insurance, annuity and related businesses. Mr. Ayer joined the Company in 1973 as a member of the operations research department. During his career, he has been Director of corporate reinsurance, Vice President of HartRe, the Company's reinsurance subsidiary, and President of Hartford Specialty Company. He is Vice Chairman of the American Insurance Association, a member of the Listed Company Advisory Committee to the New York Stock Exchange Board of Directors, and serves on the Boards of the American Institute for CPCU/IIA, and the Insurance Information Institute. Mr. Ayer is a director of Hartford Hospital, the Greater Hartford Chamber of Commerce, and is a trustee of the Mark Twain House in Hartford, Connecticut. He also is a member of the Business Roundtable.

[PHOTO]     DINA DUBLON

              Ms. Dublon, 46, was elected as a director effective December 16,
            1999. Ms. Dublon has been Executive Vice President and Chief Financial Officer of The Chase Manhattan Corporation since December 1998. Prior to assuming this position, Ms. Dublon served for seventeen years at Chase and Chemical Bank, prior to its merger with Chase, in positions of increasing responsibility. She joined Chemical's capital markets group as a management trainee on the trading floor in 1981. She was promoted to positions in investor relations, planning, head of asset liability management and thereafter as senior vice president of corporate finance responsible for corporate mergers and acquisitions. In 1994, she was promoted to corporate treasurer. Ms. Dublon is a director of govWorks.com. She is a graduate of Hebrew University in Jerusalem and has a Master's degree from Carnegie Mellon University, Graduate School of Industrial Administration.

[PHOTO]     DONALD R. FRAHM

              Mr. Frahm, 68, served as Chairman, President and Chief Executive
            Officer of the Company from April 1988 until his retirement on January 31, 1997 and has been a director since 1985. Mr. Frahm is a director of Hartford Life, Hartford Hospital and the University of Hartford. He also is a corporator of Connecticut Children's Medical Center.

[PHOTO]     PAUL G. KIRK, JR.

              Mr. Kirk, 62, has served on the Board of Directors since 1995.
            He became a partner in the law firm of Sullivan & Worcester in 1977 and is presently of counsel to the firm. Mr. Kirk served as Chairman of the Democratic Party of the United States from 1985 to 1989 and as Treasurer from 1983 to 1985. Following his resignation in 1989 as Chairman of the Democratic Party of the United States, he returned to Sullivan & Worcester as a partner in general corporate practice at the firm's Boston and Washington offices. Mr. Kirk is a director of Hartford Life and Kirk & Associates, Inc., of which he also is Chairman and Treasurer. He is a director of Bradley Real Estate, Inc. and Rayonier, Inc. Mr. Kirk is Co-chairman of the Commission on Presidential Debates, Chairman of the John F. Kennedy Library Foundation Board of Directors, Chairman of the Board of Directors of the National Democratic Institute for International Affairs, and a trustee of St. Sebastian's School. He is a graduate of Harvard College and Harvard Law School.

[PHOTO]     ROBERT W. SELANDER

              Mr. Selander, 49, has served on the Board of Directors since
            1998. He has been President and Chief Executive Officer of MasterCard International since May 1997. For three years prior to that, Mr. Selander was an Executive Vice President of MasterCard International and President of MasterCard's Europe, Middle East/Africa and Canada regions. Before joining MasterCard, he served for over twenty years in positions of increasing responsibility at Citicorp/Citibank, N.A, including having served as director of Global Retail Strategy and director of the bank's Diners Club International credit card business in the United States, Canada, United Kingdom, Germany and Benelux. Mr. Selander is a director of Hartford Life, Europay International and MasterCard International. He is a graduate of Cornell University and has a Master's degree in business from Harvard University.

[PHOTO]     LOWNDES A. SMITH

              Mr. Smith, 60, has served as a director of the Company since
            1991. He became Vice Chairman of the Company on February 1, 1997 and is President and Chief Executive Officer and a director of Hartford Life. Effective December 1, 1998, Mr. Smith also became responsible for the International Operations of the Company. He served as an Executive Vice President of the Company since the ITT Spin-Off in December 1995 until his appointment as Vice Chairman and served as President and Chief Operating Officer of the Company's life insurance companies since 1989. Prior to that time, he served as Senior Vice President and Group Controller for all companies owned or operated by the Company. Mr. Smith joined the Company in 1968 as a member of the corporate accounting department. In 1972 he was appointed the Secretary and Director of corporate accounting. He was elected Assistant Vice President in 1974, and he was named Controller in 1977. Mr. Smith is a director of the Connecticut Children's Medical Center, The American Council of Life Insurers, and a Director Emeritus of the Connecticut Business and Industry Association.

[PHOTO]     H. PATRICK SWYGERT

              Mr. Swygert, 57, was elected to the Board of Directors in 1996.
            He has been President of Howard University, Washington, D.C., since August 1995. Prior to that, he was President of the University at Albany, State University of New York, since 1990. Mr. Swygert received his undergraduate and law degrees from Howard University, has been a visiting professor and lecturer abroad and is the author of numerous articles and publications on higher education and the law. He is a member of the Board of Directors of Hartford Life, The Victory Funds, Cleveland, Ohio, and Fannie Mae, Washington, D.C. Mr. Swygert is the immediate past Chairman of the Washington, D.C. Area Consortium of Colleges and Universities and currently serves as Chairman of the Community-Business Partnership of the Greater Washington Board of Trade.

[PHOTO]     GORDON I. ULMER

              Mr. Ulmer, 67, has been a director since 1995. He is former
            Chairman and Chief Executive Officer of the former Connecticut Bank and Trust Company ("CBT") and retired President of the former Bank of New England Corporation, the former holding company of CBT ("BNEC"). He joined CBT in 1957 and held numerous positions before being elected President and a director in 1980 and Chairman and Chief Executive Officer in 1985. In 1988 he was elected President of BNEC, and retired as President in December 1990. Mr. Ulmer also serves as a director of Hartford Life, Rayonier, Inc., and the Old State House Association. He is a graduate of Middlebury College, the American Institute of Banking and Harvard Business School Advanced Management Program. He attended New York University's Graduate School of Engineering.

[PHOTO]     DAVID K. ZWIENER

              Mr. Zwiener, 45, has been Executive Vice President and Chief
            Financial Officer of the Company since August 1995, and was elected to the Board of Directors in 1997. He previously served as Executive Vice President and Chief Financial Officer of ITT Financial Corporation from March 1993 until February 1995. From November 1987 to February 1993, Mr. Zwiener served as Senior Vice President and Treasurer, and Executive Vice President--Capital Markets Division of Heller International Corporation. He also is a director of Hartford Life, Sheridan Healthcare, the Connecticut Business and Industry Association, and is a trustee of The Wadsworth Atheneum.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

  The Board of Directors is responsible for establishing broad corporate policies and for overseeing the overall performance of the Company. The Board reviews significant developments affecting the Company and acts on matters requiring Board approval. During 1999, the Board held seven meetings. The standing committees of the Board are the Audit, Compensation and Personnel, Finance, Legal and Public Affairs, and Nominating committees, each of which is comprised solely of directors who are not officers of, or otherwise employed by, the Company or any of its subsidiaries. Set forth below is a description of the duties of each committee and its members.

  The Audit Committee recommends the selection of independent auditors for the Company, confirms the scope of audits to be performed by such auditors, reviews audit results and internal accounting and control procedures and policies, and reviews the fees paid to the Company's independent auditors. The Committee reviews and recommends approval of the audited financial statements of the Company and the annual report on Form 10-K that is filed with the SEC. It also reviews the expense accounts of senior executives. The members of the Audit Committee are Messrs. Frahm, Kirk (Chairman), Selander, and Ms. Dublon (elected December 16, 1999). During 1999, the Committee held five meetings.

  The Compensation and Personnel Committee evaluates senior management performance and establishes executive compensation policies. During 1999, Mrs. Anderson and Messrs. Burnett, Swygert and Ulmer (Chairman) were the members of the Committee. The Committee held three meetings during 1999.

  The Finance Committee is responsible for reviewing capital expenditures and appropriations and maximizing the effective use of the Company's and its subsidiaries' assets. This includes directing the investment allocation and risk management policies of the Company. The members of the Committee during 1999 were Messrs. Araskog (Chairman), Salerno, Ulmer and Ms. Dublon (elected December 16, 1999). During 1999, the Committee held two meetings.

  The Legal and Public Affairs Committee reviews and considers major claims and litigation, and legal, regulatory and related governmental policy matters affecting the Company and its subsidiaries. The Committee reviews and approves management policies and programs relating to compliance with legal and regulatory requirements, business ethics and environmental matters. The Committee also reviews and defines the Company's social responsibilities, including issues of significance to the Company, its shareholders and employees. During 1999, the members of the Committee were Mrs. Anderson and Messrs. Salerno, Selander and Swygert (Chairman). The Committee held two meetings during 1999.

  The Nominating Committee makes recommendations concerning the organization, size and composition of the Board and its committees, proposes nominees for election to the Board and its committees and considers the qualifications, compensation and retirement of directors. The Committee's members during 1999 were Messrs. Araskog, Burnett (Chairman), Frahm and Kirk. During 1999, the Committee held three meetings. The Nominating Committee will consider nominations of persons for election as directors that are submitted by shareholders in writing in accordance with certain requirements set forth in the Company's bylaws.

  In 1999, each director attended at least seventy-five percent of all meetings of the Board of Directors and of the committees of which he or she was a member.

Directors' Compensation

  Standard Fees. Members of the Board of Directors who are employees of the Company or its subsidiaries are not compensated for service on the Board or any of its committees. The current compensation for non-employee directors consists of an annual retainer fee of $40,000 payable solely in restricted shares of Common Stock pursuant to The Hartford 1996 Restricted Stock Plan for Non-Employee Directors (the "Non-Employee Directors Plan") described below, a $1,500 fee for each meeting of the Board attended, a $1,200 fee for each committee meeting attended, and an option to purchase Common Stock. In addition, each committee chairperson receives an annual retainer of $2,500. Directors also are reimbursed for travel and related expenses incurred on behalf of the Company.

  Restricted Stock Plan for Non-Employee Directors. Under the Non-Employee Directors Plan, non-employee directors receive grants of shares of restricted Common Stock as payment for their annual retainer fee. Restricted stock grants are made automatically on the date of each annual meeting of shareholders to each non-employee director elected at, or continuing in office following, the annual meeting. The number of shares of restricted stock is determined by dividing the annual retainer for the year of the award by the fair market value of the Common Stock as reported on the New York Stock Exchange ("NYSE") as of the date of the award.

  Non-employee directors receiving restricted stock may not sell, assign or otherwise dispose of the stock until the restriction period ends. The restriction period ends upon the earliest of: (i) five years after the grant date, (ii) retirement at age seventy-two, (iii) a "change of control" (as defined in the plan) of the Company, (iv) death, (v) disability, or (vi) resignation under certain circumstances, as set forth in the plan. If a non-employee director resigns other than under such circumstances before the restriction period ends, he or she will forfeit his or her restricted shares.

  Stock Options. Each non-employee director elected at, or continuing in office following, each annual meeting of shareholders is granted on the annual meeting date an option to purchase 2,000 shares of Common Stock at an exercise price equal to the closing price per share of the Common Stock on the NYSE as of the date of grant. Each option may be exercised to purchase one-third of the shares underlying the option after two years from the date of grant and will become fully exercisable after three years from the date of grant. The maximum term of each option is ten years and two days from the date of grant and any unexercised portion will terminate within a certain period of time after a director's termination of service on the Board, unless the termination occurs under certain circumstances, as set forth under the plan.

  Insurance. The Company provides each non-employee director with $100,000 of group life insurance coverage and $750,000 of accidental death and dismemberment and permanent total disability coverage while he or she is serving on the Board. Non-employee directors may purchase additional benefits under these policies.

        AUDIT COMMITTEE CHARTER AND REPORT CONCERNING FINANCIAL MATTERS

Audit Committee Charter

  The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

Membership

  The Audit Committee consists of four members, all of whom are "independent" under the New York Stock Exchange listing standards as previously in effect and as amended. The Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Committee members are current officers or employees of the Company or its affiliates.

Report of the Audit Committee

  The Audit Committee, in its oversight role over (1) the Company's financial accounting and reporting process, (2) the Company's system of internal controls established by management and (3) the internal and external audit processes, has met with management, the independent auditors and the General Auditor of the Company. Discussions about the Company's audited financial statements included the independent auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles and underlying estimates used in the Company's financial statements, as well as other matters, as required by Statement on Auditing Standards No. 61, Communication with Audit Committees ("SAS 61"), as amended by SAS No. 90, Audit Committee Communications ("SAS 90"), and by the Audit Committee Charter. In conjunction with the specific activities performed by the Committee in its oversight role, it has issued the following report as of February 16, 2000:

  (1) The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 1999 with management of the Company.

  (2) The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 and SAS 90.

  (3) The Audit Committee has received from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and (ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit Committee has discussed with the auditor the auditor's independence from the Company.

  Based on the review and discussions referred to in paragraphs (1) through
(3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 for filing with the SEC.

The Audit Committee:

Paul G. Kirk, Jr., Chairman
Dina Dublon
Donald R. Frahm
Robert W. Selander

              REPORT OF THE COMPENSATION AND PERSONNEL COMMITTEE
                           ON EXECUTIVE COMPENSATION

  This report sets forth the executive compensation policies of the Compensation and Personnel Committee (the "Committee") of the Company's Board of Directors and discusses the 1999 compensation of the Company's Chief Executive Officer and certain other executive officers. Following this report is a Summary Compensation Table that sets forth all 1999 compensation earned by, and awarded or paid to, Ramani Ayer, who served as President and Chief Executive Officer during 1999, and the other Named Executives (defined below) included in that table. Other tables following this report provide information on stock option and other long-term performance grants, and a performance graph compares the cumulative total return on the Common Stock to the cumulative total returns of the S&P 500 Index and an index consisting of peer insurance companies.

Committee Role in Overseeing Executive Compensation Policy

  A primary role of the Committee is to determine and oversee the administration of compensation for the Company's executives, including its senior executive officers ("Senior Executives"). In this capacity, the

Committee is dedicated to ensuring that the Company's compensation policies and practices are used effectively to support the achievement of the Company's short-term and long-term business objectives.

  There are several principles that guide the Committee in its decision-making capacity. The Committee:

  . Adheres to a pay-for-performance philosophy, ensuring that aggregate compensation levels paid to Senior Executives reflect the extent to which the Company's key operating goals are met.

  . Reinforces the central importance of shareholder value creation by relying heavily on compensation programs that deliver value to Senior Executives only when shareholders realize corresponding gains.

  . Encourages the acquisition of Common Stock by Senior Executives with the objective of strengthening the common interests of management and shareholders, thereby promoting the maximization of shareholder value.

  . Establishes Senior Executive compensation levels in relation to the pay rates that are offered at organizations with which the Company competes for senior management talent.

  . Maintains a total compensation perspective on Senior Executive pay in judging the appropriateness of rewards for the Company's Senior Executives.

Description of Executive Compensation Policies

  The compensation program of the Company's Senior Executives is characterized by base salary levels that are targeted somewhat below market rates, a heavy emphasis on performance-based, variable compensation, which, when combined with base salary, provides above market total compensation for successful performance and a commitment to promote enhanced share ownership among Senior Executives. Consistent with the shareholder value orientation of this program, the Committee has authorized guidelines for Senior Executive share ownership which should serve to further align the interests of management and investors. The guidelines provide that, within a five-year period from the later of 1996 or year of hire, Senior Executives should attain an investment position in the Common Stock that is equal to two or three times their base salary, depending on the position of the Senior Executive. The Committee believes that this compensation program will effectively catalyze Senior Executive activities in achieving the Company's goals and appropriately recognize the contributions of every Senior Executive.

  It is the Company's policy to target Senior Executive compensation levels in relation to pay rates that are typical at organizations with which the Company competes for senior management talent. For corporate Senior Executives, the competitive market generally includes other leading insurance and financial services companies, although general industry practices are also considered when reviewing pay for certain Senior Executives whose functional responsibilities are not exclusively insurance or financial services related. For line of business Senior Executives, pay is in line with practices that are common at leading insurance carriers, as well as other financial institutions that offer competing insurance and financial products.

  Consistent with the Company's pay-for-performance orientation, Senior Executive base salaries are targeted at levels that represent 90 percent of prevailing market rates. Total compensation is designed to reach 120% of market norms, but only when the Company's challenging performance goals are fully achieved. Actual compensation levels may lead or lag these goals, but the terms of the compensation program ensure such variances depend principally on the Company's stock price appreciation and demonstrated operating success.

  The principal elements of the compensation program are: a base salary tied to individual value added; an annual incentive opportunity dependent on operating results and promoting Senior Executive share ownership; and stock options and long-term compensation tied to earnings growth and stock price appreciation. Each of these elements is discussed below.

1999 Compensation

 1999 Base Salary

  The Company's compensation policy is generally to pay base salaries for Senior Executives at levels that represent 90% of the median salaries paid by organizations with which the Company competes for senior executive talent. Total compensation, comprised of base and variable pay, can achieve 120% of the market norm when performance goals are fully met. In assessing a Senior Executive's salary level each year, the Committee's principal consideration is the Senior Executive's performance on the job, including his or her demonstrated contributions to the Company's goal achievement. In considering salary actions, the Committee also reviews internal compensation equity and the Senior Executive's level of responsibility, experience, and expertise.

  The Compensation Committee approved salary increases of $100,000, $150,000, $100,000, $20,000 and $10,000 for Messrs. Ayer, Smith, Zwiener, Gareau and Wilder, respectively, effective February 1, 1999. These increases reflected competing pay practices at other peer corporations. In addition, Messrs. Ayer, Smith and Zwiener have employment agreements with the Company that provide for minimum base salaries as described below under the heading "Employment Agreements and Severance Plan."

 1999 Variable Compensation

  Variable compensation reinforces the Company's pay-for-performance philosophy and is a key element to the overall compensation program. Variable compensation includes annual and long-term incentive compensation opportunities. Annual incentive compensation is designed to deliver about 25% of variable compensation, while long-term incentives are designed to deliver the remaining 75%. All variable compensation programs also facilitate Senior Executives' acquisition of the Company's stock, thereby promoting a coordination of interest between management and shareholders.

 Annual Incentives

  Each year the Committee reviews management's suggestions for performance goals, the achievement of which will enhance the Company's value. The Committee also reviews and approves, with respect to each Senior Executive, annual incentive payment levels payable in the event performance goals are fully achieved. Actual annual incentive payments vary with performance relative to such goals. Better performance generates larger awards; lesser results yield smaller awards.

  Ordinarily, corporate or staff Senior Executives earn annual incentives based on corporate and individual performance. Incentives for line of business Senior Executives may relate to corporate, line of business, and individual performance. On occasion, the Committee may approve management's recommendation for customized annual incentive arrangements where they are appropriate to address competitive market requirements or business needs.

  The amounts of annual incentive awards are based on financial performance for the year compared to annual performance goals established by the Committee at the beginning of the year. For 1999, performance was based on core earnings and return on equity, each compared to budget, respectively, for Messrs. Ayer and Zwiener. The performance goals for Mr. Smith were Hartford Life core earnings growth and Hartford Life return on equity. The performance goals for Mr. Gareau were Hartford Investment Management Company (the Company's subsidiary that conducts the Company's investment activities) portfolio performance compared to external benchmark measures, and corporate core earnings and return on equity. The performance goals for Mr. Wilder were core earnings and return on equity.

  For 1999, based on these goals, the Committee awarded an annual incentive of $834,750, $1,385,000, $437,250, $385,900, and $87,450 to Messrs. Ayer, Smith,
Zwiener, Gareau and Wilder, respectively.

  Consistent with the Company's interest in promoting a strong alignment between management and shareholder interests, Senior Executives may elect to forego receiving up to half their annual incentives in exchange for the right to receive shares of Common Stock of the Company ("Stock Units"). Under The Hartford 1996 Deferred Restricted Stock Unit Plan, receipt of actual shares of Common Stock is deferred during a three-year restriction period applicable to the Stock Units. Senior Executives who elect to convert a portion of their annual incentive payments to Stock Units are rewarded with additional Stock Units equal to ten percent of the amount converted ("Premium Stock Units"), and actual shares relating to these incremental Premium Stock Units also will be deferred as to receipt and restricted for a period of three years.

 1999 Long-Term Incentives: Stock Options

  For 1999, the Committee provided eligibility to executives and key employees for grants of stock options under the terms of The Hartford 1995 Incentive Stock Plan (the "Incentive Stock Plan"). Stock options provide executives with the opportunity to acquire an equity interest in the Company and to participate in the creation of shareholder value as reflected in growth in the price of the Common Stock. The option exercise price equals 100% of the fair market value of the Common Stock on the date of option grant, thereby ensuring that plan participants will derive benefits only as shareholders realize corresponding gains. To ensure a long-term perspective, options have a maximum ten-year and two day term.

  The Committee believes that the practice of anually granting stock options reinforces the Company's policy of encouraging stock ownership by executives in support of building shareholder value. Furthermore, options provide value to Senior Executives only when shareholders realize positive returns on their investment in the Company. In this way, stock option grants reward Senior Executives in conjunction with value creation for shareholders.

  On February 18, 1999, options to purchase an aggregate of 281,728 shares of Common Stock were granted under the Incentive Stock Plan to Messrs. Ayer, Smith, Zwiener, Gareau and Wilder at an exercise price of $51.00 per share (the closing price of a share of the Common Stock on the NYSE on February 18, 1999). The option granted to Mr. Smith represented 40% of the target award value determined appropriate by the Committee. Also on February 18, 1999, the Compensation and Personnel Committee of Hartford Life (the "Hartford Life Committee") granted to Mr. Smith an option to purchase 45,895 shares of Class A Common Stock of Hartford Life under the 1997 Hartford Life, Inc. Incentive Stock Plan (the "Hartford Life Incentive Stock Plan") at an exercise price of $54.50 per share (the closing price of a share of Hartford Life Class A Common Stock on the NYSE on that day). This option represented the remaining 60% of the target award value determined appropriate for Mr. Smith.

  To further align the interests of Senior Executives and shareholders, the above options granted to Messrs. Ayer, Smith and Zwiener included a performance-based provision that would allow the options to become exercisable upon the earlier to occur of (i) the closing price of the underlying stock on the NYSE equaling or exceeding 125% of the option exercise price for a period of at least ten consecutive trading days, or (ii) seven years from the date of option grant. All other options, including those granted to other executives, become exercisable at the cumulative rate of one-third per year for the first three years from the date of grant.

  Further information regarding option grants for the named Senior Executives during 1999 is included in the option tables following this report.

 Long-Term Incentives Payable in 1999: 1997 Long-Term Performance Plan

  Prior to 1999, Senior Executives and other executives received the opportunity under the Company's former Long-Term Performance Plan to earn shares of Common Stock contingent on the Company achieving certain performance objectives over a three-year period. Under the terms of these contingent awards, there were two equally weighted performance objectives measured over the three-year period beginning with the year the award was made: (i) core earnings per share and (ii) total shareholder return (stock price appreciation and dividends reinvested) relative to the returns generated by an index of the Company's competitors. Target level core earnings per share coupled with a total shareholder return equal to the average of the peer group would result in the awarding of a target number of shares. Better performance (up to a maximum of 150% of each of the performance measures) would yield a larger payout, up to a maximum combined payout of 200%; poorer performance (to a minimum of 75% of each of the performance measures) would result in proportionally smaller payments. If the minimum threshold was not achieved, no shares would ultimately be awarded.

  Effective for Plan years beginning in 1999, the Long-Term Performance Plan was discontinued. In 1999, all long-term incentives for Senior Executives and other executives were granted in the form of stock options. It is expected that long-term incentives in the future, if any, will be granted in the form of stock options. Payouts under the Long-Term Performance Plans that applied in previous years (1997 and 1998), if any, will be made in accordance with the terms of those Plans.

  On January 27, 2000, the Committee approved payouts under the 1997 Long-Term Performance Plan based on performance over the 1997 through 1999 period. The combined payout factor for core earnings per share and total shareholder return was 151.4%. Based on this result, the Committee approved the distribution of 33,644, 13,456, 14,580, 10,540 and 5,384 shares to Messrs.
Ayer, Smith, Zwiener, Gareau and Wilder, respectively. These performance shares were payable 50% in Common Stock and 50% in cash. Senior Executives were permitted to defer receipt of all or a portion of this payout under The Hartford 1996 Deferred Restricted Stock Unit Plan described above.

Compliance with Section 162(m)

  Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly-traded company a Federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Committee believes that tax deductibility of compensation is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Committee generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m), but reserves the right to pay amounts which are not deductible in appropriate circumstances.

Summary

  The Committee is responsible for reviewing, monitoring, and approving all compensation decisions affecting Senior Executives. The Committee expects that all compensation paid to Senior Executives will be consistent with the Company's interest in providing market competitive compensation opportunities, within the context of a pay-for-performance environment, and in a manner that is supportive of the Company's business mission. The Committee will continue to actively monitor the effectiveness of the Company's Senior Executive compensation plans and assess the appropriateness of Senior Executive pay levels to assure prudent use of Company resources.

The Compensation and Personnel Committee:

Gordon I. Ulmer, Chairman
Bette B. Anderson
Robert A. Burnett
H. Patrick Swygert

                      COMPENSATION OF EXECUTIVE OFFICERS

  The following table provides information regarding the cash and other compensation of those persons who, during 1999 (i) served as the Company's Chief Executive Officer and (ii) were the four other most highly compensated executive officers (together with the Chief Executive Officer, the "Named Executives"):

                          Summary Compensation Table

                                     Annual
                                  Compensation            Long-Term Compensation
                               ------------------- ---------------------------------------
                                                             Awards               Payouts
                                                   ----------------------------  ---------
        Name and                                    Restricted     Securities      LTIP         All Other
       Principal                                      Stock        Underlying     Payouts      Compensation
        Position          Year Salary($) Bonus ($) Awards($)(2)   Options(#)(2)     ($)          ($)(14)
       ---------          ---- --------- --------- ------------   -------------  ---------     ------------
Ramani Ayer.............  1999  941,667    834,750     28,305(3)     165,675     1,392,337(11)    37,005
 Chairman, President and  1998  837,500    943,500     15,405(4)     226,161     1,423,369(12)    34,785
 Chief Executive Officer  1997  685,417    513,500  3,557,500(5)     354,340           --         30,397
                                                    1,467,500(6)

Lowndes A. Smith........  1999  837,500  1,385,000     47,338(7)      35,822       534,939(11)    32,390
 Vice Chairman;                                                       45,895(10)   960,755(13)
 President and Chief      1998  691,667    946,750        --          88,574     1,423,369(12)    27,285
 Executive Officer-                                                  129,947(10)
 Hartford Life            1997  593,750    418,400    889,375(5)     237,736           --         24,505
                                                      733,750(6)      65,675(10)
                                                      745,461(8)
                                                       15,500(9)
David K. Zwiener........  1999  591,667    437,250     22,200(3)      59,703       603,385(11)    23,216
 Executive Vice           1998  493,750    444,000     14,120(4)     105,848     1,052,422(12)    19,219
 President and Chief      1997  418,750    282,400    889,375(5)     240,880           --         16,594
 Financial Officer                                  1,100,625(6)
                                                       12,500(9)
Joseph H. Gareau........  1999  338,333    385,900        --          12,737       436,192(11)    11,842
 Executive Vice           1998  320,000    339,200      5,135(4)      41,953       862,632(12)    16,672
 President and Chief      1997  319,233    205,400      4,000(9)      89,560           --         17,496
 Investment Officer (1)

Michael S. Wilder.......  1999  259,167     87,450        999(3)       7,791       214,039(11)    12,148
 Group Senior Vice        1998  249,583     99,900      1,644(4)      22,312       435,109(12)    11,812
 President and General    1997  244,250     82,200      1,973(9)      15,094           --         11,434
 Counsel

--------
(1) Mr. Gareau retired from the Company effective January 1, 2000.
(2) Except as otherwise noted, the number of shares of Common Stock and the related prices per share set forth in the table and in the footnotes reflect a two-for-one stock split effected in the form of a 100% stock dividend on July 15, 1998.
(3) The amounts identified represent the value of the Premium Stock Units awarded on March 15, 1999 pursuant to The Hartford 1996 Deferred Restricted Stock Unit Plan described in note (4) below with respect to 1998 bonus payments made in 1999. On March 15, 1999, the closing price of the Common Stock on the NYSE was $56.8125 per share. On December 31, 1999, the values of such Premium Stock Units (including those acquired by dividend reinvestment) for Messrs. Ayer, Zwiener and Wilder were $23,835, $18,694 and $841, respectively, based on the closing price of the Common Stock on the NYSE of $47.375 per share on that date.
(4) Pursuant to The Hartford 1996 Deferred Restricted Stock Unit Plan, certain executives of the Company elected to forego a certain percentage of 1997 bonus payments that were ultimately awarded in 1998 in exchange for the right to receive Premium Stock Units. The number of Stock Units granted to an executive is equal to the amount of the bonus forgone divided by the closing price of the Common Stock on the NYSE on the date of grant of the Stock Units. As an incentive for foregoing the percentage of bonus, participating executives are granted additional Premium Stock Units equal to 10% of the Stock Units. Shares of Common Stock underlying Stock Units may not be received until three years from the date of grant but are fully vested, except that shares of Common Stock underlying Premium Stock Units may be forfeited if employment with the Company is terminated under certain circumstances before three years from the date of grant. Dividends are paid (and automatically reinvested) on the shares underlying the Stock Units and Premium Stock Units in the same amount and to the same extent as dividends are paid on shares of Common Stock held by all shareholders. The amounts identified in this column represent the value of the Premium Stock Units awarded on March 13, 1998 when the closing price of the Common Stock on the NYSE was $51.4375 per share. On December 31, 1999, the values of such Premium Stock Units (including those acquired by dividend reinvestment) for Messrs. Ayer, Zwiener, Gareau and Wilder were $14,558, $13,344, $4,853 and $1,554, respectively, based on the closing price of the Common Stock on the NYSE of $47.375 per share on that date.
(5) Represents the market value of 80,000 shares of restricted Common Stock granted to Mr. Ayer and 20,000 shares of restricted Common Stock granted to each of Messrs. Smith and Zwiener on December 17, 1997 based on the closing price of the Common Stock on the NYSE of $44.4687 per share on that date. The market value of such shares was $3,790,000, $947,500, and $947,500 for Messrs. Ayer, Smith, and Zwiener, respectively, on December 31, 1999 based on the NYSE closing price of the Common Stock of $47.375 per share on that day. Each of the restricted stock grants is subject to the following performance-based vesting: the restrictions on 50% of the shares will lapse on March 1, 2001 only if the closing price of the Common Stock on the NYSE is $61.50 per share or more for at least ten consecutive trading days at any time prior to such date; the restrictions on an additional 25% of such shares will lapse on March 1, 2001 only if the closing price of the Common Stock on the NYSE is $63.00 per share or more for at least ten consecutive trading days at any time prior to such date; and the restrictions on the remaining 25% of such shares will lapse on March 1, 2001 only if the closing price of the Common Stock on the NYSE is $65.00 per share or more for at least ten consecutive trading days at any time prior to such date. Any restricted shares not vested by March 1, 2001 shall be forfeited. Vested restricted Common Stock cannot be disposed of until March 1, 2001. Dividends are paid on the shares of restricted Common Stock in the same amount and to the same extent as dividends are paid on shares of Common Stock held by all shareholders. In May 1999, the Company's Common Stock traded at or above $63.00 per share for more than ten consecutive trading days. As a result, 75% of the foregoing shares became vested, such that the restrictions on these shares will lapse on March 1, 2001.
(6) Represents the market value of 40,000, 20,000, and 30,000 shares of restricted Common Stock granted to Messrs. Ayer, Smith and Zwiener, respectively, on February 1, 1997 based on the closing price of the Common Stock on the NYSE of $36.6875 per share on that date. Mr. Smith's shares became fully vested on February 1, 2000. Mr. Ayer's grant vested to the extent of 6,666 shares on February 1, 2000 and will vest as to 20,000 shares on February 1, 2001 and the remaining 12,334 on February 1, 2004. Mr. Zwiener's grant vested to the extent of 6,667 shares on February 1, 2000 and will vest as to 10,000 shares on February 1, 2001 and the remaining 13,333 on February 1, 2004. The market value of such shares was $1,895,000, $947,500 and $1,421,250 for Messrs. Ayer, Smith and Zwiener,
    respectively, on December 31, 1999 based on the NYSE closing price of the Common Stock of $47.375 per share on that day. Dividends are paid on the shares of restricted Common Stock in the same amount and to the same extent as dividends are paid on shares of Common Stock held by all shareholders.
(7) Pursuant to the 1997 Hartford Life Deferred Restricted Stock Unit Plan, Mr. Smith elected to forego a certain percentage of his 1998 bonus payment that was ultimately awarded in 1999 in exchange for the right to receive shares of Hartford Life Class A Common Stock ("Class A Stock Units"). The number of Class A Stock Units granted to an executive is equal to the amount of bonus forgone divided by the closing price of the Hartford Life Class A Common Stock on the NYSE on the date of grant of the Class A Stock Units. As an incentive for foregoing the percentage of bonus, participating executives are granted additional Class A Stock Units equal to 10% of the Class A Stock Units ("Class A Premium Stock Units"). Shares of Hartford Life Class A Common Stock underlying Class A Stock Units and Class A Premium Stock Units
   may not be received until three years from the date of grant but are fully vested, except that shares of Hartford Life Class A Common Stock underlying Class A Premium Stock Units may be forfeited if employment with Hartford Life is terminated under certain circumstances before three years from the date of grant. Dividends are paid (and automatically reinvested) on the shares underlying the Class A Stock Units and Class A Premium Stock Units in the same amount and to the same extent as dividends are paid on shares of Hartford Life Class A Common Stock held by all shareholders of Hartford Life. The amounts identified in this column represent the value of the Class A Premium Stock Units awarded on March 15, 1999 when the closing price of the Hartford Life Class A Common Stock on the NYSE was $52.625 per share. On December 31, 1999, the value of such Class A Premium Stock Units (including those acquired by dividend reinvestment) for Mr. Smith was $39,725, based on the closing price of Hartford Life Class A Common Stock on the NYSE of $44.00 per share on that date.
(8) Mr. Smith was granted 20,000 shares (pre-split) of restricted Common Stock on February 1, 1997. On May 22, 1997, after the initial public offering of Hartford Life Class A Common Stock, 10,000 (pre-split) of these shares were exchanged for 23,205 shares of restricted Hartford Life Class A Common Stock based on a formula intended to maintain the economic value of the shares of restricted Common Stock. These shares became fully vested on February 1, 2000. The amount set forth in the table represents the market value of the restricted shares of Hartford Life Class A Common Stock based on the closing price of Hartford Life Class A Common Stock on the NYSE of $32.125 per share on such date. The market value of these shares was $1,021,020 on December 31, 1999 based on the NYSE closing price of Hartford Life Class A Common Stock of $44.00 per share on that day. Dividends are paid on the shares of restricted Hartford Life Class A Common Stock in the same amount and to the same extent as dividends are paid on shares of Hartford Life Class A Common Stock held by all shareholders of Hartford Life.
(9) The amounts identified represent the value of the Premium Stock Units awarded on March 10, 1997 pursuant to The Hartford 1996 Deferred Restricted Stock Unit Plan described in note (4) above with respect to 1996 bonus payments made in 1997. On March 10, 1997, the closing price of the Common Stock on the NYSE was $39.1875 per share. On December 31, 1999, the values of such Premium Stock Units (including those acquired by dividend reinvestment) for Messrs. Smith, Zwiener, Gareau and Wilder were $19,677, $15,867, $5,078 and $2,504, respectively, based on the closing price of the Common Stock on the NYSE of $47.375 per share on that date.
(10) Represents the number of shares of Hartford Life Class A Common Stock underlying options granted to Mr. Smith pursuant to the 1997 Hartford Life Incentive Stock Plan.
(11) In 1997, each of the Named Executives was granted a certain number of performance shares relating to the Common Stock. The grants were contingent upon the Company achieving two general performance objectives over a three-year period that ended on December 31, 1999. The amounts in this column represent the value of payouts made by the Company on January 27, 2000 in respect of performance shares awarded in 1997.
(12) In 1996, some of the Named Executives were granted a certain number of performance shares relating to the Common Stock. The grants were contingent upon the Company achieving two general performance objectives over a three-year period that ended on December 31, 1998. The amounts in this column represent the value of payouts made by the Company on February 15, 1999 in respect of performance shares awarded in 1996.
(13) In 1997, Mr. Smith was granted a certain number of performance shares relating to Hartford Life Class A Common Stock. The grants were contingent upon Hartford Life achieving two general performance objectives over a three-year period that ended on December 31, 1999. The amount in this column represents the value of the payout made by Hartford Life on January 27, 2000 in respect of performance shares awarded in 1997.
(14) Amounts shown in this column represent Company contributions under the Company's Investment and Savings Plan and the Excess Savings Plan, which are defined contribution plans. Under these plans, the Company makes a matching contribution in an amount equal to 50% of an employee's contribution, such matching contribution not to exceed three percent (3%) of such employee's salary. The Company also makes a non-matching contribution equal to one-half of one percent ( 1/2 of 1%) of an employee's salary. Company contributions under these plans for 1999 were $32,958, $29,313, $20,708, $11,842 and $9,071 for Messrs. Ayer, Smith,
     Zwiener, Gareau and Wilder, respectively. The Company's flexible benefit programs allow for the sale back to the Company of up to one week of vacation time capped at a 1999 limit of $3,077. An amount of $3,077 is included in this column for Messrs. Smith and Wilder. For federal tax purposes, income will be imputed to an employee who purchases more than $50,000 of life insurance coverage to the extent that the value of the coverage is greater than the premium paid. For 1999, $4,047 and $2,508 of income was imputed to Messrs. Ayer and Zwiener, respectively, and such amounts are included in this column.

Stock Options

  Under the Incentive Stock Plan, the Compensation and Personnel Committee of the Board of Directors selects key employees to receive various awards, including stock options, with or without stock appreciation rights, shares of restricted Common Stock and performance shares. The table below provides information regarding grants of stock options to the Named Executives during 1999.

                       Option Grants In Fiscal Year 1999

                                                                                Potential Realizable
                                                                                  Value at Assumed
                                                                                  Annual Rates of
                                                                                    Stock Price
                                                                                  Appreciation for
                                           Individual Grants                     Option Term ($)(6)
                         ------------------------------------------------------ --------------------
                           Number of
                           Securities     % of Total
                           Underlying   Options Granted   Exercise
                            Options     to Employees in    Price     Expiration
          Name           Granted (#)(1)     1999(3)     ($/Share)(5)    Date       5%        10%
          ----           -------------- --------------- ------------ ---------- --------- ----------
Ramani Ayer.............    165,675          15.59         51.00      02/20/09  5,313,197 13,466,064
Lowndes A. Smith........     35,822           3.37         51.00      02/20/09  1,148,812  2,911,612
                             45,895(2)        7.40(4)      54.50      02/20/09  1,572,822  3,986,440
David K. Zwiener........     59,703           5.62         51.00      02/20/09  1,914,675  4,852,660
Joseph H. Gareau........     12,737           1.20         51.00      02/20/09    408,475  1,035,263
Michael S. Wilder.......      7,791           0.73         51.00      02/20/09    249,857    633,252

--------
(1) The options granted to Messrs. Ayer, Smith and Zwiener become exercisable upon the earlier of: (i) seven years from the date of grant, or (ii) the closing price of the Common Stock on the NYSE is 125% or more of the option grant price for at least ten consecutive trading days. Mr. Gareau's and Mr. Wilder's options are exercisable in three equal annual installments commencing on the first anniversary of the date of the grant.
(2) Represents the number of shares of Hartford Life Class A Common Stock underlying options granted to Mr. Smith by Hartford Life pursuant to the 1997 Hartford Life Incentive Stock Plan. The option becomes exercisable upon the earlier of (i) seven years from the date of grant, or (ii) the closing price of the Hartford Life Class A Common Stock on the NYSE is 125% or more of the option grant price for at least ten consecutive trading days.
(3) Percentages are based on options to purchase a total of 1,062,658 shares of Common Stock granted to 792 employees of the Company during 1999.
(4) Percentage is based on options to purchase a total of 620,351 shares of Hartford Life Class A Common Stock granted to 364 employees of Hartford Life during 1999.
(5) All options were granted at exercise prices that were 100% of the fair market value of the Common Stock (and with respect to the option granted to Mr. Smith described in note (2) above, the Class A Common Stock of Hartford Life) on the date of grant.
(6) At the end of the term of the options granted on February 18, 1999, the projected price of a share of the Common Stock would be $83.07 and $132.28 at assumed annual appreciation rates of 5% and 10%, respectively. At the end of the term of the option to purchase shares of Hartford Life Class A Common Stock granted to Mr. Smith on February 18, 1999 (see note (2) above), the projected price of a share of Hartford Life Class A Common Stock would be $88.77 and $141.36 at assumed annual appreciation rates of 5% and 10%, respectively.

             1999 Option Exercises and 1999 Year-End Option Values

  The following table provides information on stock options that were exercised and the value of unexercised stock options held at December 31, 1999 by the Named Executives:

                                  Aggregated Option Exercises in Last Fiscal Year
                                         and Fiscal Year-End Option Values
                                  ------------------------------------------------
                                              Number of Securities
                          Shares             Underlying Unexercised      Value of Unexercised
                         Acquired               Options at Fiscal      In-the-Money Options Held
                            on      Value         Year-End (#)         at Fiscal Year-End ($)(3)
                         Exercise Realized  -------------------------- ---------------------------
          Name             (#)     ($)(1)   Exercisable  Unexercisable Exercisable   Unexercisable
          ----           -------- --------- -----------  ------------- -----------   -------------
Ramani Ayer.............  50,000  2,195,626   633,605       425,675     9,689,871       755,300
Lowndes A. Smith........ 125,000  4,878,158   363,742       235,822     6,532,714       581,000
                             --         --    195,622(2)     45,895(2)  1,065,448(4)          0
David K. Zwiener........  50,000  1,673,287   187,488       259,703     1,493,848       581,000
Joseph H. Gareau........   9,662    412,253   284,693       110,559     7,152,229       326,297
Michael S. Wilder.......   1,321     60,307    89,802        27,697     2,100,366        78,491

--------
(1) Value realized upon the exercise of an option represents the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the option.
(2) Represents shares of Hartford Life Class A Common Stock underlying options granted to Mr. Smith by Hartford Life pursuant to the 1997 Hartford Life Incentive Stock Plan.
(3) Values of "in-the-money" options are calculated by subtracting the exercise price per share of the options from the per share NYSE closing price of $47.375 of the Common Stock on December 31, 1999.
(4) The value of the options granted to Mr. Smith to purchase shares of Hartford Life Class A Common Stock (see note 2 above) are calculated by subtracting the exercise price per share of the option from the per share NYSE closing price of $44.00 of Hartford Life Class A Common Stock on December 31, 1999.

Retirement Program

  The Hartford Fire Retirement Plan (the "Retirement Plan") is a defined benefit plan that covers substantially all eligible U.S. salaried employees of the Company and its subsidiaries, including Senior Executive officers and other executives. An employee's annual pension will equal two percent of his or her average final compensation for each of the first thirty years of benefit service, reduced by one and two-thirds percent of the employee's primary Social Security benefit for each year of benefit service to a maximum of thirty years; provided that no more than one-half of an employee's primary Social Security benefit is used for such reduction. An employee's average final compensation is defined under the Retirement Plan as the total of (i) an employee's average annual base salary for the five calendar years of the last 120 consecutive calendar months of eligibility service affording the highest such average plus (ii) an employee's average annual compensation not including base salary for the five calendar years of the employee's last 120 consecutive calendar months of eligibility service affording the highest such average. The Retirement Plan also provides for undiscounted early retirement pensions for employees who retire at or after age sixty following completion of fifteen years of eligibility service. An employee will be vested in benefits accrued under the Retirement Plan upon completion of five years of eligibility service.

  Applicable Federal law limits the amount of benefits that can be paid and compensation which may be recognized under a tax-qualified retirement plan. Therefore, the Company has a non-qualified unfunded retirement plan (the "Hartford Excess Benefit Plan") for payment of those benefits at retirement that cannot be paid from the qualified Retirement Plan. The practical effect of the Hartford Excess Benefit Plan is to continue calculation of retirement benefits to all employees on a uniform basis. The Company also maintains an excess plan trust under which excess benefits under the Hartford Excess Benefit Plan for certain officers of the Company are funded. Any such employee may indicate a preference, subject to certain conditions, to receive any excess benefit in the form of a single discounted lump sum payment. Any "excess" benefit accrued to any such employee will be immediately payable in the form of a single discounted lump sum payment upon the occurrence of a change in corporate control (as defined in the Hartford Excess Benefit Plan).

  Based on various assumptions as to remuneration and years of service, before Social Security reductions, the following table illustrates the estimated annual benefits payable from the Retirement Plan and the Hartford Excess Benefit Plan at retirement at age 65 that are paid for by the Company.

                              Pension Plan Table

  Average                          Years of Service
   Final      -----------------------------------------------------------
Compensation     5        10       15        20         25         30
------------  -------- -------- -------- ---------- ---------- ----------
 $  400,000   $ 40,000 $ 80,000 $120,000 $  160,000 $  200,000 $  240,000
    500,000     50,000  100,000  150,000    200,000    250,000    300,000
    750,000     75,000  150,000  225,000    300,000    375,000    450,000
  1,000,000    100,000  200,000  300,000    400,000    500,000    600,000
  1,500,000    150,000  300,000  450,000    600,000    750,000    900,000
  2,000,000    200,000  400,000  600,000    800,000  1,000,000  1,200,000
  2,500,000    250,000  500,000  750,000  1,000,000  1,250,000  1,500,000
  3,000,000    300,000  600,000  900,000  1,200,000  1,500,000  1,800,000

  The amounts shown under "Salary" and "Bonus" opposite the names of the Named Executives in the Summary Compensation Table comprise the compensation that is used for purposes of determining "average final compensation" under the Retirement Plan and the Hartford Excess Benefit Plan. The years of service with the Company of each of the Named Executives for eligibility and benefit purposes as of December 31, 1999 were as follows: Ramani Ayer, 26.50 years; Lowndes A. Smith, 30.00 years; David K. Zwiener, 6.75 years; Joseph H. Gareau,
26.42 years; and Michael S. Wilder, 30.00 years. Mr. Smith has 31.75 years of service with the Company and Mr. Wilder has 32.42 years of service with the Company; however, only a maximum of 30 years of service may be considered when determining benefits under the Retirement Plan.

Employment Agreements and Severance Plan

  Ramani Ayer, Lowndes A. Smith and David K. Zwiener have employment agreements (the "Employment Agreements") with the Company pursuant to which Mr. Ayer is employed as Chairman, President and Chief Executive Officer, Mr. Smith is employed as Vice Chairman of the Company and President and Chief Executive Officer of Hartford Life, and Mr. Zwiener is employed as Executive Vice President and Chief Financial Officer. The initial term of each of the Employment Agreements began on July 1, 1997 and continues for three years, unless terminated earlier in accordance with the Employment Agreements. However, when the original term of the Employment Agreements or any renewal term ends, the Agreements are automatically extended for successive one-year periods unless either party gives the other its written notice of its intention not to renew the Agreement at least fifteen months prior to any renewal date. In addition, upon the occurrence of a "change of control" (as defined in the Employment Agreements) of the Company, the terms of the Employment Agreements are automatically extended for three years after the change of control occurs.

  The Employment Agreements provide, among other things, for annual base salaries for Messrs. Ayer, Smith and Zwiener, as determined from time to time by the Board of Directors, and their participation in the Company's benefit plans and awards under executive incentive bonus and other programs. The current annual base salaries for Messrs. Ayer, Smith and Zwiener are $950,000, $850,000 and $600,000, respectively. In addition, each executive is entitled to certain payments and benefits if his employment terminates for certain reasons, including a termination without "cause" (as defined in the Employment Agreements). If a termination without cause occurs, the terminated executive is entitled to a severance payment equal to two times (a) his base salary, and
(b) a target bonus amount, each for the year in which the termination occurs, and the vesting of stock options and restricted stock awards. In addition, if a change of control of the Company occurs and the executive's employment is terminated for certain reasons within certain time periods (generally, within three years after a change of control), then the executive is entitled to receive certain payments and benefits. Specifically, if after a change of control, the executive's employment is terminated without cause, or the executive voluntarily terminates his employment for any reason within six months following a change of control, or voluntarily terminates his employment for "good reason" (as defined in the Employment Agreements) within the remaining two years and six months following a change of control, then the executive is generally entitled to receive (i) a severance payment equal to three times the sum of his base salary then in effect and his target bonus for the year, and (ii) certain other benefits, including those that would otherwise be payable under the Company's various employee benefit plans. While the executive is employed, and for one year after any voluntary termination of employment (other than after a change of control), the executive is subject to a noncompetition agreement in favor of the Company.

  The Company has an amended and restated Senior Executive Severance Pay Plan that became effective on October 15, 1998 (the "Severance Plan") that covers executive employees at certain levels, including Joseph H. Gareau and Michael
S. Wilder. The Severance Plan provides generally for the payment of amounts to such executives upon termination of their employment, unless such termination is initiated by the executive, is due to certain misconduct or disciplinary action, is in connection with certain other specified circumstances, or results from the executive's retirement, death or disability. The Severance Plan provides for payments of amounts up to a maximum of two years of the qualifying executive's salary depending primarily on such executive's Years of Service (as defined in the Severance Plan). While receiving periodic payments pursuant to the Severance Plan, the executive is generally eligible to continue participating in certain of the Company's employee benefit plans, subject, however, to the specific provisions in the benefit plans.

  In addition to being covered by the Severance Plan, Joseph H. Gareau and Michael S. Wilder each have an agreement with the Company that entitles them to certain benefits upon a change of control of the Company (as defined in such agreement). The agreements, dated October 1, 1997, provide, among other things, that the Company would employ Mr. Gareau or Mr. Wilder, respectively, for three years (the "Employment Period") after a change of control of the Company occurs, if he was employed on the date the change of control occurs. During the Employment Period, Mr. Gareau and Mr. Wilder are each entitled to
(i) a base salary of not less than his respective base salary in effect prior to a change of control or potential change of control, and such salary may be increased from time to time; (ii) an opportunity to earn an annual bonus in accordance with the Company's bonus policies; and (iii) participate in long-term compensation programs and stock incentive plans, and to receive the benefits under the Company's various benefit programs. If Mr. Gareau's or Mr. Wilder's employment terminates during the Employment Period for certain specified reasons, including termination for "cause," "without cause," for "good reason," voluntarily or due to retirement, death or disability (all as defined in such agreement), then Mr. Gareau or Mr. Wilder, as the case may be, is entitled to certain payments and/or benefits, depending on the reason for termination. Specifically, if either Mr. Gareau's or Mr. Wilder's employment is terminated without cause, or he terminates his employment for good reason, he is entitled to receive, among other things, (i) a lump sum severance payment equal to two times his base salary and target bonus in effect in the year in which his employment terminated, and (ii) certain other benefits, including those that would otherwise be payable under the Company's various employee benefit plans. Mr. Gareau retired from the Company effective January 1, 2000.

                   PERFORMANCE OF THE COMPANY'S COMMON STOCK

  The graph below compares the yearly percentage change in cumulative shareholder return on the Common Stock for the four-year period of December 31, 1995 through December 31, 1999 with (i) the cumulative total return of the Standard & Poor's 500 Index(R) and (ii) the Standard & Poor's Insurance Composite Index(R). The figures presented below assume the reinvestment of all dividends into shares of Common Stock on any given dividend payment date and that $100 was invested in Common Stock and in the Standard & Poor's 500 Index(R) and in the Standard & Poor's Insurance Composite Index(R). Common Stock performance information is provided only for the past four years, as the Company became a separate public company following the ITT Spin-Off and regular-way trading of the Common Stock on the NYSE did not begin until December 20, 1995.








                                    [GRAPH]

                           TOTAL SHAREHOLDER RETURN

                             Dec-95   Dec-96   Dec-97   Dec-98   Dec-99

The Hartford Financial
  Services group, Inc.        $100     $144     $203     $242     $213
S&P 500(R)                    $100     $123     $164     $211     $255
S&P Insurance Composite
  Index(R)                    $100     $124     $181     $187     $194

               STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                           AND CERTAIN SHAREHOLDERS

Directors and Executive Officers

  The following table shows as of February 29, 2000 the number of shares of Common Stock beneficially owned by each director and nominee for election as a director, by each of the Named Executives, and by the directors and all executive officers of the Company as a group:

                                                                  Amount and
                                                                   Nature of
Name of                                                           Beneficial
Beneficial Owner                                                Ownership(1)(2)
----------------                                                ---------------
Bette B. Anderson..............................................        6,039
Rand V. Araskog................................................      754,078
Ramani Ayer....................................................      827,879
Robert A. Burnett..............................................        8,748
Dina Dublon....................................................          311
Donald R. Frahm................................................      442,010
Joseph H. Gareau...............................................      322,883
Paul G. Kirk, Jr...............................................        5,973
Frederic V. Salerno............................................        4,980
Robert W. Selander.............................................        3,517
Lowndes A. Smith...............................................      439,211
H. Patrick Swygert.............................................        3,507
Gordon I. Ulmer................................................        7,873
Michael S. Wilder..............................................      125,859
David K. Zwiener...............................................      291,811
All directors and executive officers as a group (19 persons)...    3,392,479

--------
Notes:

(1) All shares of Common Stock are owned directly except as otherwise indicated below. Pursuant to regulations of the SEC, shares (i) that may be acquired by directors and executive officers upon the exercise of stock options exercisable within sixty days after February 29, 2000, (ii) allocated to the accounts of certain directors and executive officers under the Company's Investment and Savings Plan and Excess Savings Plan based on a valuation of plan accounts as of February 29, 2000, (iii) acquired by directors and executive officers under the Company's Dividend Reinvestment and Cash Payment Plan through February 29, 2000, (iv) owned by a director's or executive officer's spouse or minor child, or (v) that have been granted under the Company's Incentive Stock Plan or the Non-Employee Directors Restricted Stock Plan and are restricted, but as to which the directors or executive officers have the right to vote, are deemed to be beneficially owned by such directors and executive officers as of such date and are included in the number of shares listed in the table above. Of the number of shares of Common Stock shown above, the following represent shares that may be acquired upon exercise of stock options that are exercisable as of February 29, 2000 or within sixty days thereafter by: Mr. Ayer 633,605 shares; Mr. Frahm, 315,818 shares; Mr. Smith, 363,742 shares; Mr. Zwiener, 187,488 shares; Mr. Gareau, 305,726 shares; Mr. Wilder, 101,116 shares; and all directors and executive officers as a group, 2,015,316 shares.
(2) The shares of Common Stock beneficially owned by each person named above do not exceed one percent of the outstanding shares of Common Stock. The shares beneficially owned by the group of directors and executive officers represent approximately 1.57% of the outstanding shares of Common Stock.

Certain Shareholders

  The following table shows those persons known to the Company as of February 29, 2000 to be the beneficial owners of more than five percent of the Company's Common Stock. In furnishing the information below, the Company has relied on information filed with the SEC by the beneficial owners.

 Name and Address                                    Amount and Nature
  of Beneficial                                        of Beneficial   Percent
      Owner                                            Ownership(1)    of Class
 ----------------                                    ----------------- --------
 FMR Corp...........................................    18,725,098       8.73%
 82 Devonshire Street
 Boston, MA 02109

--------
Notes:

(1) FMR Corp. ("FMR"), Edward C. Johnson, 3d and Abigail P. Johnson filed a
    Schedule 13G with the SEC to report that they were the beneficial owners of 18,725,098 shares of Common Stock as of December 31, 1999. FMR, Mr. Johnson and Ms. Johnson had sole power to dispose of 18,725,098 of such shares, but none of them had sole voting power as to such shares. FMR has sole voting power with respect to 1,070,058 shares, and the voting power for 17,430,240 shares resides with the Boards of Trustees of the various Fidelity mutual funds. Neither FMR nor Mr. Johnson has the power to vote 224,800 shares which are owned by certain institutional accounts. FMR is the parent to various subsidiaries that are beneficial owners of Common Stock, including Fidelity Management & Research Company that serves as an investment adviser to various investment companies, Fidelity Management Trust Company, an institutional investment manager, and Strategic Advisers, Inc., an investment adviser that provides investment advisory services to individuals. Members of the Edward C. Johnson, 3d family own approximately 49% of the voting stock of FMR. Mr. Johnson is Chairman of FMR and Abigail Johnson is a director of FMR.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during its most recent fiscal year, all Section 16(a) filing requirements applicable to its officers and directors (the Company has no greater than ten-percent beneficial owners) were complied with, except that one report covering one transaction was filed late by Mr. Salerno.

                                    ITEM 2
            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

  In accordance with the recommendation of the Audit Committee, the Board of Directors has appointed Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 31, 2000. Although shareholders' ratification of this appointment is not required, the Board requests ratification by the shareholders. If the shareholders do not ratify the appointment of Arthur Andersen LLP, the selection of other independent auditors will be considered by the Audit Committee and the Board of Directors.

  Arthur Andersen LLP has served as independent auditors of the Company for many years and Arthur Andersen LLP's long-term knowledge of the Company has enabled Arthur Andersen LLP to carry out its audits with effectiveness and efficiency. Representatives of Arthur Andersen LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                                    ITEM 3
                      APPROVAL OF CERTAIN MATERIAL TERMS
                OF THE COMPANY'S ANNUAL EXECUTIVE BONUS PROGRAM

  The Company has an annual executive bonus program (the "Bonus Program") that is intended to provide certain Company executives and key managers with incentive compensation based upon the achievement of pre-established performance goals and individual performance. The Bonus Program is intended to provide an incentive for profitable growth and to motivate participating executives and key managers toward even higher achievement and operating results, to tie their goals and interests to those of the Company and its shareholders and to enable the Company to attract and retain highly qualified executives and key managers.

  At the 1997 Annual Meeting of Shareholders, the shareholders approved four designated material terms related to Section 162(m) so that the Bonus Program would comply with the requirements of Section 162(m) for five years. By approving at this Annual Meeting the material terms described below, the
Section 162(m) requirements will be met for the years 2000 through 2004, whereas the 1997 approval by the shareholders only extended through 2001.

  Under the Bonus Program, each participating executive and key manager is assigned a target bonus opportunity based on his or her job grade and position, expressed as a percentage of the executive's or key manager's year-end base salary rate. At the end of each year, the aggregate amount of individual target bonuses is adjusted in accordance with a pre-established formula to create a bonus pool for the executives and key managers for the year. The amount of the bonus pool for each year depends upon the Company's achieving certain pre-established performance goals for the year, such as achieving a certain net income and return on equity. Individual bonus awards from the overall bonus pool are determined on a discretionary basis by taking into account specific personal contributions during the year. The Compensation and Personnel Committee of the Board of Directors (the "Committee") administers the Bonus Program with respect to certain Senior Executives of the Company. Each year the Committee reviews and approves management's suggestions for performance goals of such Senior Executives and reviews and approves annual bonus payment levels based on the achievement of goals by them.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits to $1,000,000 the tax deductibility by the Company of compensation paid to its five most highly compensated executive officers. However, if the shareholders approve four designated material terms of a compensation plan or program and compensation paid pursuant to the plan or program otherwise complies with Section 162(m) then such compensation is exempted from this limitation and is fully deductible. The Committee has approved the following four material terms of the Bonus Program as they relate to the five most highly compensated executive officers of the Company. Shareholders are requested to approve these terms in order to maintain the full deductibility of compensation paid to the five most highly compensated executive officers.

  For purposes of Section 162(m), the four material terms of the Bonus Program must apply to the five most highly compensated executive officers of the Company for any given year, although the Company may apply the same or similar performance criteria to other executives.

  Set forth below is a description of the four material terms of the Bonus Program related to Section 162(m) which shareholders are asked to approve:

    1. Class of Eligible Executives. The five most highly compensated executive officers of the Company and its subsidiaries for any given year.

    2. Performance Criteria. Payment of bonuses pursuant to the Bonus Program shall be based upon any one or more of the following criteria, which shall be stated for the five most highly compensated executive officers in terms of an objective formula or standard as required by Section 162(m), and which may be (a) determined solely by reference to the Company's performance, any subsidiary or affiliate of the Company or any division or unit of any of the foregoing, or (b) based on comparative performance of any one or more of the following relative to other entities: (i) earnings per share, (ii) return on equity, (iii) cash flow, (iv) return on total capital, (v) return on assets, (vi) economic value added, (vii) increase in surplus,
  (viii) reductions in operating expenses, (ix) increases in operating margins, (x) earnings before income taxes and depreciation, (xi) total shareholder return, (xii) return on invested capital, (xiii) cost reductions and savings, (xiv) earnings before interest, taxes, depreciation and amortization, (xv) pre-tax operating income, (xvi) productivity improvements, or (xvii) an executive's attainment of personal objectives with respect to any of the foregoing criteria or other criteria such as growth and profitability, customer satisfaction, leadership effectiveness, business development, negotiating transactions and sales or developing long term business goals.

    3. Maximum Payable to any Executive Each Year. The maximum bonus that may be paid to any of the five most highly compensated executive officers in any given year is the lesser of (a) 200% of such executive's annual base salary in effect at the end of such year, or (b) $4,000,000.

    4. Committee Certification of Performance Goal Achievement. At or after the end of each calendar year, the Committee is required to certify in writing whether the pre-established performance goals and objectives have been satisfied in such year with respect to the five most highly compensated executive officers. The actual bonus award for any participant for such year shall then be determined based upon the pre-established computation formula or methods. The Committee has no discretion to increase the amount of any participant's bonus as so determined in order for the bonus to be exempt from the Section 162(m) limitation but may reduce the amount of or totally eliminate such bonus if the Committee determines, in its absolute discretion, that such a reduction or elimination is appropriate in order to reflect the participant's performance or unanticipated factors.

  Approved bonus awards under the Bonus Program are payable in cash as soon as is practicable after the end of each calendar year and after the Committee has certified in writing that the relevant performance goals were achieved. Each participant will recognize ordinary taxable income upon receipt of payments under the Bonus Program.

  During 1999, 823 employees were eligible to participate in the Bonus Program. The bonuses paid to the Company's Chief Executive Officer and the other four most highly compensated executive officers for 1999 are included in the Summary Compensation Table under the caption "COMPENSATION OF EXECUTIVE OFFICERS" below. Aggregate 1999 bonus payments of $3,438,873 and $29,045,066 were paid to all current executive officers as a group, and all participating executives and key managers who are not executive officers, respectively. Since the Bonus Program requires performance goals to be set and participants to be selected for each year, it is not determinable what benefits, if any, will be paid to any participating executive or key manager in the future.

  Amendments can be made to the Bonus Program that can increase its cost to the Company and can alter the allocation of benefits among participating executive officers. In addition, the Committee generally intends to take reasonable measures to avoid the loss of a Company tax deduction due to
Section 162(m). The Committee may in certain circumstances, however, approve bonus or other payments outside of the Bonus Program that do not meet the material terms of the Bonus Program described above and that may not be tax deductible.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE DESIGNATED MATERIAL TERMS OF THE COMPANY'S ANNUAL EXECUTIVE BONUS PROGRAM.

                                    ITEM 4
                         APPROVAL OF THE HARTFORD 2000
                             INCENTIVE STOCK PLAN

  The Board of Directors of the Company has approved The Hartford 2000 Incentive Stock Plan (the "2000 Stock Plan") and recommended that the 2000 Stock Plan be submitted to shareholders for approval at the Annual Meeting. The 2000 Stock Plan provides for the issuance of a maximum number of shares of Common Stock in connection with the grant of options and/or other stock-based or stock-denominated awards. If approved by the shareholders, the 2000 Stock Plan will become effective on May 18, 2000.

  The 2000 Stock Plan and the allocation of shares thereunder is intended to supersede and replace The Hartford 1995 Incentive Stock Plan (the "1995 Stock Plan"). The terms of the 2000 Stock Plan are substantially similar to the terms of the 1995 Stock Plan, except with respect to the amount of shares available for award grants. Under the 1995 Stock Plan, the maximum limit applicable to all share awards for the duration of the 1995 Stock Plan is 15% of the issued and outstanding shares of Common Stock as of December 31, 1997. The annual limit is 1.65% of the issued and outstanding shares of Common Stock as of the end of the immediately preceding fiscal year. Under the 2000 Stock Plan, the maximum limit over the duration of the 2000 Stock Plan has been reduced to 8% of the outstanding shares as of the date the 2000 Stock Plan is approved by shareholders. There is no applicable annual limit. Upon approval and adoption of the 2000 Stock Plan, the 1995 Stock Plan will terminate and the remaining allocation of shares thereunder will no longer be available for grant. The terms of the 2000 Stock Plan will apply to the holders of outstanding options previously granted under the 1995 Stock Plan.

  The Company has a long-standing policy of encouraging employees at all levels to become shareholders of the Company in order to share both the perspective, and the rewards experienced by, non-employee owners of the Company. This policy has been effected in part through employee participation in the Company's ESPP and ISP. More recently, the Company has expanded this policy to include the granting of stock awards to employees below the executive level. The Company has been constrained in its ability to broaden this policy because of the annual limit imposed by the 1995 Stock Plan. The Company desires to preserve its flexible program of stock-based awards designed to retain exceptional employees at all levels and to motivate their efforts on behalf of the Company. The Company believes that adoption of the 2000 Stock Plan will enable the Company to continue providing an effective source of incentives to reward the efforts of highly motivated employees, including those below the executive level, and to attract new personnel in an effort to meet the varying business needs of the Company and to compete effectively in its markets.

  An additional reason for adopting the 2000 Stock Plan at this time is that, on March 27, 2000 the Board of Directors of the Company presented an offer, referenced elsewhere herein, to the board of directors of Hartford Life to acquire all of the common shares of Hartford Life not already owned by the Company. Following consummation of that transaction, employees of Hartford Life who previously had been granted awards with respect to Hartford Life Class A Common Stock will be eligible to receive award grants of Common Stock, thus necessitating an increase in available shares for annual grants.

  As of February 29, 2000, there were outstanding 3,981 employee stock options to purchase 16,677,145 shares of Common Stock under the 1995 Stock Plan; 11 non-employee director stock options to purchase 40,000 shares of Common Stock under the 1995 Stock Plan; 103,824 Performance Shares awarded under the 1995 Stock Plan; and 237,450 shares of Restricted Stock awarded under the 1995 Stock Plan.

  In light of the Company's desire to grant stock awards to more employees and in contemplation of the consummation of the transaction with Hartford Life shareholders, the Board has determined that it is in the best interests of the Company and its shareholders to adopt the 2000 Stock Plan.

  Set forth below is a description of the material terms of the 2000 Stock Plan. The following summary is qualified in its entirety by reference to the specific provisions of the 2000 Stock Plan, the full text of which is set forth as Appendix B. Capitalized terms used but not defined herein shall have the meanings set forth in the 2000 Stock Plan.

  . The Compensation and Personnel Committee of the Board of Directors (the "Committee") will administer the 2000 Stock Plan.

  . The 2000 Stock Plan provides for the grant of incentive stock options (qualifying under Section 422 of the Internal Revenue Code) and non-qualified stock options, (each of which may be granted either with or without stock appreciation rights ("SARs")), restricted stock and performance shares, or any combination of the foregoing, as the Committee may determine.

  . The 2000 Stock Plan will become effective on May 18, 2000 and will have a ten-year term, subject to earlier termination by the Board of Directors.

  . All employees of the Company, its subsidiaries and affiliates whose responsibilities and decisions, in the judgment of the Committee, directly affect the performance of the Company, its subsidiaries and affiliates ("key employees") shall be eligible for award grants under the 2000 Stock Plan.

  . The 2000 Stock Plan provides for the issuance during the term of the 2000 Stock Plan of an aggregate of eight percent (8%) of the Company's outstanding shares of Common Stock as of the date of shareholder approval of the 2000 Stock Plan.

  . Awards may be granted by the Committee in its discretion and, therefore, future benefits to be allocated to any individual or group of individuals under the 2000 Stock Plan are not presently determinable.

             DESCRIPTION OF THE HARTFORD 2000 INCENTIVE STOCK PLAN

  Shares Subject to the Plan. The aggregate number of shares of Common Stock that may be awarded under the 2000 Stock Plan is eight percent (8%) of the total of the Company's outstanding shares of Common Stock as of the date of shareholder approval of the 2000 Stock Plan. In addition, no more than twenty percent (20%) of the total number of shares available for grant shall be available for restricted stock and performance share awards. For any given year, no individual employee may receive an award of options for more than 1,000,000 shares.

  Shares of Common Stock to be issued under the 2000 Stock Plan may be made available from the authorized but unissued Common Stock, treasury stock or from shares purchased on the open market or any combination of the foregoing. In the event of a reorganization, merger, stock dividend or other change in the corporate structure of the Company or the Common Stock described in the 2000 Stock Plan, the number of shares subject to the 2000 Stock Plan, the number of shares then subject to awards and the price per share payable on exercise of options may be appropriately adjusted by the Committee.

  For the purpose of computing the total number of shares of Common Stock available for awards under the 2000 Stock Plan, there shall be counted against the foregoing limitations the number of shares of Common Stock subject to issuance under the 2000 Stock Plan upon exercise or settlement of awards and the number of shares of Common Stock that equal the value of awards of performance shares, in each case determined as at the dates on which such awards are granted. If any awards under the 2000 Stock Plan are forfeited, terminated, expire unexercised, are settled in cash in lieu of Common Stock or are exchanged for other awards, the shares of Common Stock which were theretofore subject to such awards shall again be available for awards under the 2000 Stock Plan to the extent of such forfeiture, termination, expiration, cash settlement or exchange of such awards. Further, any shares that are exchanged (either actually or constructively) by optionees as full or partial payment to the Company of the purchase price of shares being acquired through the exercise of a stock option granted under the 2000 Stock Plan may be available for subsequent awards.

  Plan Administration. The Committee, each member of which is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" for purposes of Section 162(m), will administer the 2000 Stock Plan. The Committee will make determinations, including but not limited to, the designation of those key employees or groups of key employees who shall receive awards, the number of shares to be covered by options, SARs and restricted stock awards, the exercise price of options (which may not be less than 100% of the fair market value of Common Stock on the date of grant), other option terms and conditions, and the number of performance shares to be granted and the applicable performance objectives. The Committee cannot reprice options without first obtaining approval of shareholders. The Committee may impose such additional terms and conditions on an award as it deems advisable. The Committee's decisions in the administration of the 2000 Stock Plan shall be binding on all persons for all purposes.

  The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate to the chief executive officer or other members of senior management of the Company, except that awards to executive officers shall be made solely by the Committee or Board of Directors.

  Stock Options and Related SARs. Incentive stock options and related SARs under the 2000 Stock Plan must expire within ten years after grant; non-qualified stock options and related SARs will expire not more than ten years and two days after grant. The exercise price for options must be at least equal to the fair market value of the Common Stock on the date of grant. The closing price of the Common Stock on the NYSE on February 29, 1999 was $31.25 per share. The exercise price for options must be paid to the Company at the time of exercise and, in the discretion of the Committee, may be paid in the form of cash or already-owned shares of Common Stock or a combination thereof. During the lifetime of a key employee, an option or SAR must be exercised only by the key employee (or his or her estate or designated beneficiary) but no later than three months after his or her termination of employment (or such other period as determined by the Committee). If termination is a result of retirement, total disability or death, an option or SAR may be exercised within five years after such termination (or such other period as determined by the Committee), but in no event later than the expiration of the original term of the option. If a key employee voluntarily resigns or is terminated for cause, the options and SARs are canceled immediately.

  Performance Shares. Performance shares under the 2000 Stock Plan are contingent rights to receive future payments of Common Stock, cash or a combination thereof, based on the achievement of performance objectives as prescribed by the Committee. Such performance objectives will be determined by the Committee over a measurement period or periods of not less than two nor more than five years and related to at least one of the performance criteria described below. The maximum number of performance shares that may be granted to any individual key employee in any given year is 200,000. The ultimate payments are determined by the number of shares awarded and the extent that performance objectives are achieved during the period. In the event a key employee terminates employment during such a performance period, the key employee will forfeit any right to payment unless the Committee determines otherwise. However, in the case of retirement, total disability, death or cases of special circumstances, the key employee may, in the discretion of the Committee, be entitled to an award prorated for the portion of the performance period during which he or she was employed by the Company.

  Restricted Shares. Restricted shares of Common Stock awarded under the 2000 Stock Plan will be issued subject to a restriction period set by the Committee during which time the shares may not be sold, transferred, assigned or pledged or otherwise disposed of. If an employee terminates employment during a restriction period, all such shares still subject to restrictions will be forfeited by the key employee and reacquired by the Company, except when the Committee determines otherwise in special circumstances. The Committee may provide for the lapse of restrictions where deemed appropriate and may also require the achievement of pre-determined performance objectives in order for such shares to vest. The recipient, as owner of the awarded shares, shall have all other rights of a stockholder, including the right to vote the shares and receive dividends and other distributions during the restriction period.

  Compensation Upon Change of Control. The 2000 Stock Plan provides for the automatic protection of intended economic benefits for key employees in the event of a change of control of the Company.

  "Change of Control" is generally defined in the 2000 Stock Plan as any of the following events: (i) a report on Schedule 13D shall be filed with the SEC pursuant to Section 13(d) of the Exchange Act disclosing that any person (within the meaning of Section 13(d) of the Exchange Act), other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act) directly or indirectly of 20% or more of the outstanding Common Stock (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire Common Stock); (ii) any person, other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company, shall purchase shares pursuant to a tender offer or exchange offer to acquire any Common Stock (or securities convertible into such Common Stock) for cash, securities or any other consideration; provided that after consummation of the offer, the person in question is the beneficial owner directly or indirectly of 15% or more of the outstanding Common Stock; (iii) the shareholders of the Company shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of Common Stock immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or (iv) there shall have been a change in a majority of the members of the Board of Directors within a twelve-month period unless the election or nomination for election by the Company's shareholders of each new director during such twelve-month period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such twelve-month period.

  Under the terms of the 2000 Stock Plan and notwithstanding any provisions thereunder to the contrary, upon the occurrence of a Change of Control:

    (i) Each option and related right outstanding will generally immediately vest and become exercisable to the full extent of the original grant for the remainder of its term.

    (ii) The surviving or resulting corporation may, in its discretion, provide for the assumption or replacement of each outstanding option and related right granted under the 2000 Stock Plan. If the surviving or resulting corporation offers to assume or replace the options and rights, the optionee may elect to have his or her options and rights assumed or replaced, in whole or in part, or to surrender on the date the Change of Control occurs his or her options and rights, in whole or in part, for cash equal to the excess of the Formula Price (as defined below) over the exercise price.

    (iii) In the event the successor corporation does not offer to assume or replace the outstanding options and rights as described above, each option and right will be exercised on the date such Change of Control occurs for cash equal to the excess of the Formula Price (as defined below) over the exercise price.

    (iv) If an employee elects to have his or her options and rights assumed or replaced in accordance with clause (ii) above, and within the three (3) year period following the date of the Change of Control either of the following occurs: (A) the employment of such employee is involuntarily terminated other than in a Termination For Just Cause (as defined below), or (B) such employee voluntarily terminates employment in a Termination For Good Reason (as defined below); then such employee's assumed or replaced options and rights shall remain exercisable in whole or in part for seven
  (7) months after the date of such termination (or until the expiration date for such options and rights, if earlier). Such assumed or replaced options and rights may be exercised for cash equal to the higher of (1) the excess of the fair market value of the successor corporation's common stock on the date of such termination over the exercise price for such options and rights, or (2) the excess of the Formula Price (as defined below) of the Company's Stock on the date the Change of Control occurred over the exercise price for such options and rights.

    (v) The following definitions shall apply only for purposes of this discussion of Change of Control:

  "Base Salary" means the amount an employee is entitled to receive as wages or salary on an annualized basis, excluding all bonus, overtime, and incentive compensation, payable by the Company or the successor corporation, as the case may be, as consideration for the employee's services, and including earned but deferred wages or salary.

  "Formula Price" means the highest of (A) the highest composite daily closing price of the Common Stock during the period beginning on the 60th calendar day prior to the Change of Control and ending on the date of such Change of Control, (B) the highest gross price paid for the Common Stock during the same period of time, as reported in a report on Schedule 13D filed with the SEC, or
(C) the highest gross price paid or to be paid for a share of Common Stock (whether by way of exchange, conversion, distribution upon merger, liquidation or otherwise) in any of the transactions set forth in Section 9 of the 2000 Stock Plan as constituting a Change of Control; provided that in the case of the exercise of any such right related to an incentive stock option, "Formula Price" shall mean the fair market value of the Common Stock at the time of such exercise.

  "Required Base Salary" means with respect to any employee the higher of (A) the employee's Base Salary as in effect immediately prior to the Change of Control, or (B) the employee's highest Base Salary in effect at any time thereafter.

  "Target Bonus" means the annual bonus of an employee determined as a percentage of annual Base Salary based on the annual target bonus percentage established for the employee under the Bonus Program or the performance share program (or any other similar or successor plan, policy or program) for a calendar year, or if no annual target bonus percentage has been established under the applicable bonus plan, policy or program, based on the highest actual bonus percentage awarded to the employee under the applicable bonus plan, policy or program during the three preceding full calendar years.

  "Termination For Good Reason" means a voluntary termination of employment by an employee because of the occurrence of any of the following (A) a reduction in the employee's Base Salary below the Required Base Salary; (B) a greater than 10% reduction in the level of the Total Compensation offered to the employee in comparison to the Total Compensation enjoyed by the employee immediately prior to the Change of Control; or (C) the successor corporation requiring the employee to be based at any office or location more than 50 miles from the location at which he or she performed services immediately prior to the Change of Control, except for travel reasonably required in the performance of the employee's job responsibilities.

  "Termination For Just Cause" means a termination of employment based on fraud, misappropriation or embezzlement on the part of the employee which results in a final conviction of a felony.

  "Total Compensation" means the aggregate of an employee's Base Salary, Target Bonus, and the value of any long-term incentive compensation award (including any option award) made to the employee under the 2000 Stock Plan (or any successor plan, policy or program), such value to be determined as of the date such award was made.

    (vi) The restrictions applicable to shares of restricted stock held by key employees pursuant to the 2000 Stock Plan shall lapse upon the occurrence of a Change of Control, and such employees shall be entitled to elect, at any time during the 60 calendar days following such Change of Control, to receive immediately after the date the key employee makes such election either of the following: (A) unrestricted certificates for all of such shares, or (B) a lump sum cash amount equal to the number of such shares multiplied by the Formula Price. If a key employee does not make any election during the foregoing 60 day period, he or she shall be deemed to have made the election, as of the 60th day of such period, for unrestricted certificates for all of such shares.

    (vii) If a Change of Control occurs during the course of a performance period applicable to an award of performance shares, then a key employee shall be deemed to have satisfied the performance objectives effective on the date of such occurrence. Such key employee shall be paid, immediately following the occurrence of such Change of Control, a lump sum cash amount equal to the number of outstanding performance shares awarded to such key employee multiplied by the Formula Price.

  Amendment and Termination of the 2000 Stock Plan. The Board of Directors may amend or discontinue the 2000 Stock Plan at any time and, specifically, may make such modifications to the 2000 Stock Plan as it deems necessary to avoid the application of Section 162(m) of the Code and the United States Treasury regulations issued thereunder. However, shareholder approval is required for any amendment which may, (a) with respect only to the grant of incentive stock options (i) increase the number of shares reserved for awards (except as provided in the 2000 Stock Plan with respect to stock splits or other similar changes), or (ii) materially change the group of employees eligible for awards; or (b) with respect to the grant of all options, allow the Committee to reprice options.

  The Committee has not specified all key employees who may receive awards under the 2000 Stock Plan in the future. Information regarding the options, performance shares and restricted stock granted to the Company's Chief Executive Officer and the four other most highly compensated executive officers during 1999 is set forth in the various compensation tables included under the caption "COMPENSATION OF EXECUTIVE OFFICERS" below. During 1999, all current executive officers of the Company as a group were granted: (i) options to purchase 333,316 shares of Common Stock, and (ii) no restricted shares. During 1999, all employees of the Company, excluding executive officers of the Company, were granted: (i) options to purchase 1,062,658 shares of Common Stock, and (ii) no restricted shares. The closing price of the Common Stock on the NYSE on February 29, 2000 was $31.25 per share.

  Registration of Shares. If the 2000 Stock Plan is approved by the shareholders, the shares available for award grants thereunder will be registered under the Securities Act of 1933, as amended, and a Subsequent Listing Application will be filed with the NYSE to list the shares.

                             FEDERAL TAX TREATMENT

  The following is a brief summary of the current Federal income tax rules generally applicable to options, SARs, performance shares and restricted stock. Awardees should consult their own tax advisors as to the specific Federal, state and local tax consequences applicable to them.

A. Options and SARs

  Options granted under the Incentive Stock Plan may be either non-qualified options or "incentive stock options" qualifying under Section 422A of the Code.

 Non-qualified Options

  An optionee is not subject to Federal income tax upon grant of a non-qualified option. At the time of exercise, the optionee will realize compensation income (subject to withholding) to the extent that the then fair market value of the stock exceeds the option price. The amount of such income will constitute an addition to the optionee's tax basis in the optioned stock. Sale of the shares will result in capital gain or loss (long-term or short-term depending on the optionee's holding period). The Company is entitled to a Federal tax deduction at the same time and to the same extent that the optionee realizes compensation income.

 Incentive Stock Options ("ISOs")

  Options under the 2000 Stock Plan denominated as ISOs are intended to constitute incentive stock options under Section 422A of the Code. An optionee is not subject to Federal income tax upon either the grant or exercise of an ISO. If the optionee holds the shares acquired upon exercise for at least one year after issuance of the optioned shares and until at least two years after grant of the option, then the difference between the amount realized on a subsequent sale or other taxable disposition of the shares and the option price will constitute long-term capital gain or loss. To obtain favorable tax treatment, an ISO must be exercised within three months after termination of employment (other than by retirement, disability, or death) with the Company or a 50% subsidiary. To obtain favorable tax treatment, an ISO must be exercised within three months of retirement or within one year of cessation of employment for disability (with no limitation in the case of death), notwithstanding any longer exercise period permitted under the terms of the 2000 Stock Plan. The Company will not be entitled to a Federal tax deduction with respect to the grant or exercise of the ISO.

  If the optionee sells the shares acquired under an ISO before the requisite holding period, he or she will be deemed to have made a "disqualifying disposition" of the shares and will realize compensation income in the year of disposition equal to the lesser of the fair market value of the shares at exercise or the amount realized on their disposition over the option price of the shares. (However, if the disposition is by gift or by sale to a related party, the compensation income must be measured by the value of the shares at exercise over the option price.) Any gain recognized upon a disqualifying disposition in excess of the ordinary income portion will constitute either short-term or long-term capital gain. In the event of a disqualifying disposition, the Company will be entitled to a Federal tax deduction in the amount of the compensation income realized by the optionee.

  The option spread on the exercise of an ISO is an adjustment in computing alternative minimum taxable income. No adjustment is required, however, if the optionee made a disqualifying disposition of the shares in the same year as he or she is taxed on the exercise.

 Stock Appreciation Rights ("SARs")

  SARs may be awarded with respect to both ISOs and non-qualified options granted under the 2000 Stock Plan. An optionee is not taxed upon the grant of SARs. An optionee exercising SARs for cash will realize compensation income (subject to withholding) in the amount of the cash received. The Company is entitled to a tax deduction at the same time and to the same extent that the optionee realizes compensation income.

B. Performance Shares

  An awardee of performance shares will generally realize compensation income (subject to withholding) when and to the extent that payment is made, whether in the form of cash or shares of Common Stock. To the extent that payment is made in the form of Common Stock, income shall be measured by the then fair market value of the shares, which shall constitute an addition to the awardee's tax basis in such shares. The Company will be entitled to a Federal tax deduction for the value of payment at the time of payment.

C. Restricted Stock

  An awardee of restricted stock will generally realize compensation income (subject to withholding) when and to the extent that the restrictions on the shares lapse, as measured by the value of the shares at the time of lapse. The awardee's holding period for the shares will not commence until the date of lapse, and dividends paid during the restriction period will be treated as compensation. The income realized on lapse of the restrictions will constitute an addition to the awardee's tax basis in the shares.

  In lieu of deferred recognition of income, the awardee may formally elect, within 30 days of award, to realize compensation income at the time of award, as measured by the fair market value of the stock on the date of award determined without regard to the restrictions. The income realized will constitute an addition to the tax basis of the shares. In the case of such election, any appreciation (or depreciation) on the shares during the restriction period will give rise to capital gain (or capital loss). In the event that the awardee terminates employment during the restriction period and forfeits his or her shares, no deduction may be claimed and the taxes paid on award of the shares shall be forfeited.

  The Company will be entitled to a Federal tax deduction at the same time and to the same extent that the awardee realizes compensation income. However, if an awardee makes an election to realize compensation income at the time of the award and subsequently forfeits the shares of restricted stock, the Company must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.

D. Golden Parachute Tax Penalties

  Options, SARs, performance shares or restricted stock which are granted, accelerated or enhanced upon the occurrence of a takeover (i.e., a Change of Control) may give rise, in whole or in part, to "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code and, to such extent, will be nondeductible by the Company and subject to a 20% excise tax to the awardee.

                   MATERIAL TERMS RELATED TO SECTION 162(m)

  At the 1997 Annual Meeting of Shareholders, the shareholders approved the designated four material terms of the 1995 Stock Plan related to Section 162(m) so that compensation attributable to certain awards is exempt from the
Section 162(m) tax deduction limitation, as described in ITEM 3 above. By approving all of the material terms of the 2000 Stock Plan described above at this Annual Meeting, the Section 162(m) requirements will be met for the years 2000 through 2004, whereas the 1997 approval by the shareholders extended only through 2001. Set forth below is a description of the four material terms of the 2000 Stock Plan related to Section 162(m), all of which shareholders are asked to approve.

  1. Class of Executives. The five most highly compensated executive officers of the Company, its subsidiaries and affiliates for any given year whose responsibilities and decisions, in the judgment of the Committee, directly affect the performance of the Company and its subsidiaries.

  2. Performance Criteria. Awards (other than certain option grants described below) may be based on any one or more of the following criteria, which shall be stated for the five most highly compensated executive officers in terms of an objective formula or standard as required by Section 162(m), and which may be (a) determined solely by reference to the Company's performance, any subsidiary or affiliate of the Company or any division or unit of any of the foregoing, or (b) based on comparative performance of any one or more of the following relative to other entities: (i) earnings per share, (ii) return on equity, (iii) cash flow, (iv) return on total capital, (v) return on assets,
(vi) economic value added, (vii) increase in surplus, (viii) reductions in operating expenses, (ix) increases in operating margins, (x) earnings before income taxes and depreciation, (xi) total shareholder return, (xii) return on invested capital, (xiii) cost reductions and savings, (xiv) earnings before interest, taxes, depreciation and amortization, (xv) pre-tax operating income,
(xvi) productivity improvements, or (xvii) an executive's attainment of personal objectives with respect to any of the foregoing criteria or other criteria such as growth and profitability, customer satisfaction, leadership effectiveness, business development, negotiating transactions and sales or developing long term business goals.

  3. Limit on Awards to any Participant in any Year. A participant in the 2000 Stock Plan may be awarded stock options and SARs in any given year for no more than 1,000,000 shares. In addition, a participant may be awarded no more than 200,000 shares of Common Stock in the form of performance shares in any given year.

  4. Committee Certification of Performance Goal Achievement. At or after the end of each calendar year, the Committee is required to certify in writing whether the pre-established performance goals and objectives have been satisfied in such year with respect to awards to the five most highly compensated executive officers that are intended to comply with Section 162(m).

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE HARTFORD 2000 INCENTIVE STOCK PLAN.

                                    ITEM 5
             SHAREHOLDER PROPOSAL RELATING TO TOBACCO INVESTMENTS

  St. Joseph Health System of 440 South Batavia Street, Orange, California is the beneficial owner of at least 200 shares of Common Stock and has advised the Company that it intends to present the following proposal at the Annual Meeting. The proposal is included in this Proxy Statement pursuant to the applicable rules of the SEC. The Company is not responsible for the contents or language of the proposal, which is set forth in italic type and between quotation marks. The Board of Directors, for the reasons set forth below, recommends a vote "AGAINST" the proposal.

  "WHEREAS, a July 7-9, 1995 editorial in USA Today declared:

    Here's a grubby little health-care news item: According to a commentary in the upcoming edition of the British medical journal Lancet, major U.S. health insurers are large investors in major U.S. tobacco companies. In other words, the nation's merchants of care are partners with the nation's merchants of death . . . These investments grate and gall. Every year, tobacco use is fatal for thousands of Americans. For insurers to provide health care for those suffering smokers on the one hand while investing in the source of their misery on the other is unconscionable. And hypocritical.

 . As shareholders, we are concerned about the ethical implications of investments in the tobacco industry by companies that sell life insurance, especially when they are paying out hundreds of millions of dollars to patients who are sick and dying as a result of tobacco use.

 . In 1994 the Centers of Disease Control and Prevention released an article entitled, "Medical-Care Expenditures Attributable to Cigarette Smoking, United States--1993." The study found that smoking-related disease in the U.S.A. has an enormous economic impact. In 1993, it is estimated that the direct medical costs associated with smoking totaled $30 billion. Such findings have led the State of Louisiana to add insurers to its Medicaid reimbursement litigation against the tobacco industry.

 . In 1996 the AMA called for mutual funds and health-conscious investors to refuse to own stock in tobacco companies, and for those same investors to divest from stocks and bonds in tobacco companies.

 . We believe it is inconsistent for an insurance company that sells life insurance to invest in tobacco equities and yet give preferential rates to non-smokers. Therefore we believe that the company should seriously review its stand related to these apparently contradictory positions on tobacco.

  RESOLVED: that shareholders request the Board to initiate a policy mandating no further purchases of tobacco equities in any of our portfolios unless it can be proven that tobacco use does not cause the illnesses and deaths that have been attributed to it, and that the company divest itself of all tobacco stocks by January 1, 2001.

 Supporting Statement

  Our Company exists to help people keep healthy. We support people not using tobacco, yet have no policy against investing in companies producing its products. Allstate, Chubb, UNUM, and other companies that sell life insurance have policies and/or practices that have resulted in prohibitions or limitations on their various investments in tobacco companies. Institutions like Harvard and Johns Hopkins, as well as The Maryland Retirement and Pension Systems have divested from all tobacco stocks. As the editorial noted above concludes: "Insurers have a responsibility to maximize returns. But they have a responsibility to hold down costs too. Investing in tobacco while charging premiums based in part on the cost of treating tobacco-related illness mocks that obligation." If you agree that our Company should not contribute to peoples' illness and death by investing in tobacco, please vote YES for this resolution."

The Board Of Directors' Response To Shareholder Proposal

  The Board of Directors believes that, as a matter of principle, the investment policy decisions of the Company should be made with the best interests of all shareholders in mind under the guidance of the Board and its Finance Committee. The Board has a fiduciary duty to maximize shareholder value which it believes is best accomplished through maintenance of a well diversified portfolio. A diversified portfolio structure provides maximum returns with the lowest possible risk. To exclude an entire industry group, such as tobacco, could impede the Company's ability to achieve these results. To this end, the Board has developed a comprehensive investment policy which it continually and carefully monitors. The Board believes that adoption of the shareholder proposal would inhibit its ability to fulfill this fiduciary responsibility.

  In addition, the Company's investment activities include, among other things, acting as investment manager for institutions and individuals through its separate accounts. All of the economic interest in investment assets held in equity separate accounts is vested in the customer, not the Company. A portion of the equity securities held in these separate accounts is managed on an indexed basis, which means that the investment returns track as closely as possible a specified market index. The decision as to what stocks are contained in a specified index is made by those who maintain the index, not the Company.

  Investing in tobacco equities may raise social issues compelling to some of the Company's shareholders. However, the Board's duty is to represent all of the Company's shareholders who, by virtue of sheer numbers, have diverse social and political agendas. In any publicly traded company, shareholders are likely to have differing opinions and strong personal views concerning the propriety of certain business operations or investments of that company. Despite that fact, any corporation, including the Company, would be brought to a standstill if it was required to comply with the personal and political concerns of each and every shareholder. Your Board believes it is of fundamental importance that investment policy decisions continue to be made and managed independently without attempting to monitor portfolios for investments which may not find favor with individual shareholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "AGAINST" THE SHAREHOLDER PROPOSAL RELATING TO TOBACCO INVESTMENTS.

                        REQUIRED VOTES OF SHAREHOLDERS

  The presence in person or by proxy of shareholders entitled to cast a majority of shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. The nominees for election as directors receiving the greatest number of votes, up to the number of directors to be elected, shall be elected directors. To be approved, Item 2, the ratification of the appointment of Arthur Andersen LLP, Items 3 and 4, certain material terms of the Company's Bonus Program and The Hartford 2000 Incentive Stock Plan, and Item 5, the shareholder proposal, will require the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy. Abstentions will be included in the number of shares that are present for purposes of determining the presence of a quorum but will not be counted as votes cast on items submitted for a vote of shareholders. Accordingly, abstentions will have the same effect as a negative vote. If shares are held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion on certain matters. Thus, if a broker or nominee is not given specific instructions on those matters, those shares may not be voted on those matters, will not be counted in determining the number of shares necessary for approval, and will have no effect on the outcome of the vote. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

  One or more persons will be appointed to act as the inspector of election at the Annual Meeting. The bylaws of the Company provide that shareholders shall be accorded privacy in voting and that the integrity of the balloting process shall be assured. Among other duties, the inspector of election will certify as to compliance with such confidentiality provisions.

                           PROPOSALS OF SHAREHOLDERS

  Proposals submitted by shareholders for inclusion in next year's Proxy Statement must be received by the Company no later than the close of business on November 30, 2000. Any proposal received after that date will not be included in the Company's proxy materials. In addition, all proposals for inclusion in the Proxy Statement must comply with all of the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934. No proposal may be presented at the 2001 Annual Meeting unless the Company receives notice of the proposal by no later than February 16, 2001. Address your proposals to Amy Gallent, Vice President and Corporate Secretary, The Hartford Financial Services Group, Inc., 690 Asylum Avenue, Hartford, CT 06115. All proposals must comply with certain requirements set forth in the Company's bylaws, a copy of which may be obtained from the Secretary of the Company.

                               OTHER INFORMATION

  As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business that will be presented for consideration at the Annual Meeting other than that described above. As to other business, if any, that may properly come before the Annual Meeting, the proxies will vote in accordance with their judgment.

  Present and former officers, directors and other employees of the Company may solicit proxies by telephone, telegram or mail, or by meetings with shareholders or their representatives. The Company will reimburse brokers, banks or other custodians, nominees and fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners. The Company has engaged Georgeson Shareholder Communications Inc. to solicit proxies for the Annual Meeting for a fee of $12,500, plus the payment of its out-of-pocket expenses. All expenses of solicitation of proxies will be borne by the Company.

  A copy of the Company's Annual Report to Shareholders for 1999 was sent previously. If, upon receiving this Proxy Statement, you have not received the Annual Report to Shareholders, please write to the Corporate Secretary at the address below to request a copy. In addition, a copy of the Company's annual report on Form 10-K (without exhibits) for the fiscal year ended December 31, 1999, as filed with the SEC, is available without charge upon request to the Company's Investor Relations Department, 690 Asylum Avenue, Hartford, CT 06115, or by calling (888) 322-8444.

                                          By Order of the Board of Directors.

                                          /s/ AMY GALLENT
                                          Amy Gallent
                                          Vice President and Corporate
                                           Secretary

Dated: April 20, 2000

  SHAREHOLDERS ARE URGED TO VOTE BY PROXY WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING. A SHAREHOLDER MAY NEVERTHELESS REVOKE HIS OR HER PROXY AND VOTE IN PERSON IF HE OR SHE DOES ATTEND THE MEETING.

                                                                     APPENDIX A

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                            AUDIT COMMITTEE CHARTER

Responsibilities and Authority

  The Audit Committee reports to the Board of Directors. Its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. In addition, the Committee will perform such other functions as assigned by law, the company's bylaws or the Board of Directors.

Membership

  The Committee shall be composed of not less than three members, appointed annually by the Board. The Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgement as a Committee member.

Meetings

  The Committee shall meet at least four times a year. The agenda of each meeting will generally be prepared by the General Auditor, with input from the Committee Chairman and Committee members, and circulated to each member of the Committee prior to the meeting date. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

Specific Duties

 Relationship with Independent Accountant

  . The outside auditor is accountable to the Board of Directors. The audit committee shall provide for an open avenue of communications between the independent accountant and the Board and, at least once annually, meet with the independent accountants in private session.

  . As shareholder representatives the Board of Directors shall exercise the ultimate authority and responsibility to select, evaluate and where appropriate replace the independent accountant upon the recommendation of the Audit Committee. In connection with this duty the Committee shall receive on an annual basis a written statement from the independent accountant detailing all relationships between the independent accountant and the company consistent with requirements of the Independence Standards Board. The Committee shall review services performed by the independent accountants including the type and extent of non-audit services performed and the impact that these services may have on the public accountant's independence.

  . Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the accountants or management believe special attention should be directed, (2) results of their audit, including their opinion on the financial statements and the independent accountant's judgement on the quality, not just the acceptability, of the company's accounting principles as applied in the financial statements, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

 Relationship with the Internal Audit Department

  . The General Auditor is accountable to the Chairman of the Committee. The Audit Committee shall provide for an open avenue of communication between the Internal Audit Department and the Board and, at least once annually, meet with the General Auditor in private session.

  . Review and concur in the appointment, replacement, reassignment or dismissal of the General Auditor and review his/her independence from management.

  . Review the Internal Audit Department's mission, objectives and resources and its annual plan including its coordination with the independent accountants.

  . Review the results of Internal Audit activities and its evaluation of the system of internal controls and discuss with the General Auditor any difficulties encountered in the course of audits including any restrictions on the scope of work or access to required information.

 Relationship with Management

  . Before publication, review the quarterly and annual financial statements and related footnotes with both management and the independent accountant.

  .  Review any significant changes in accounting principles.

  . Review significant accounting, reporting, regulatory or industry developments affecting the company.

 Other

  . Periodically review, with management and the General Auditor, programs established to monitor compliance with the company's Code of Conduct including the Foreign Corrupt Practice Act.

  . Discuss with management, the independent accountant and the General Auditor, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

  . Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant or Internal Audit.

                                                                      APPENDIX B

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                           2000 INCENTIVE STOCK PLAN

                               TABLE OF CONTENTS

The Hartford 2000 Incentive Stock Plan.....................................  B-3

Administration............................................................. B-14

Federal Tax Treatment...................................................... B-14

                    THE HARTFORD 2000 INCENTIVE STOCK PLAN

1. Purpose

  The purpose of The Hartford 2000 Incentive Stock Plan is to motivate and reward superior performance on the part of Key Employees of The Hartford Financial Services Group, Inc. and its subsidiaries ("The Hartford") and to thereby attract and retain Key Employees of superior ability. In addition, the Plan is intended to further opportunities for stock ownership by such Key Employees and Directors (as defined below) in order to increase their proprietary interest in The Hartford and, as a result, their interest in the success of the Company. Awards will be made, in the discretion of the Committee, to Key Employees (including officers and directors who are also Key Employees) whose responsibilities and decisions directly affect the performance of any Participating Company and its subsidiaries, and also to Directors. Such incentive awards may consist of stock options and stock appreciation rights payable in stock or cash for Key Employees or Directors, and performance shares, restricted stock or any combination of the foregoing for Key Employees, as the Committee may determine.

2. Definitions

  When used herein, the following terms shall have the following meanings:

  "Act" means the Securities Exchange Act of 1934, as amended.

  "Award" means an award granted to any Key Employee or Director in accordance with the provisions of the Plan in the form of Options, Rights, Performance Shares or Restricted Stock, or any combination of the foregoing, as applicable.

  "Award Agreement" means the written agreement evidencing each Award granted under the Plan.

  "Beneficial Owner" means any Person who, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" (within the meaning of Rule 13d-3 under the Act) of any securities of a company, including any such right pursuant to any agreement, arrangement or understanding (whether or not in writing), provided that: (i) a Person shall not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (A) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Act and the applicable rules and regulations thereunder, or (B) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Act and the applicable rules and regulations thereunder, in either case described in clause (A) or (B) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Act (or any comparable or successor report); and (ii) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any security acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

  "Beneficiary" means the beneficiary or beneficiaries designated pursuant to
Section 10 to receive the amount, if any, payable under the Plan upon the death of an Award Recipient.

  "Board" means the Board of Directors of the Company.

  "Change of Control" means the occurrence of an event defined in Section 9 of the Plan.

  "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

  "Committee" means the Compensation and Personnel Committee of the Board or such other committee as may be designated by the Board to administer the Plan.

  "Company" means The Hartford and its successors and assigns.

  "Director" means a member of the Board of The Hartford Financial Services Group, Inc. who is not an employee of any Participating Company.

  "Eligible Employee" means an Employee employed by a Participating Company; provided, however, that except as the Board of Directors or the Committee, pursuant to authority delegated by the Board of Directors, may otherwise provide on a basis uniformly applicable to all persons similarly situated, "Eligible Employee" shall not include any "Ineligible Person," which includes
(i) a person who (A) holds a position with the Company's "HARTEMP" Program,
(B) is hired to work for a Participating Company through a temporary employment agency, or (C) is hired to a position with a Participating Company with notice on his or her date of hire that the position will terminate on a certain date; (ii) a person who is a leased employee (within the meaning of Code Section 414(n)(2)) of a Participating Company or is otherwise employed by or through a temporary help firm, technical help firm, staffing firm, employee leasing firm, or professional employer organization, regardless of whether such person is an Employee of a Participating Company, and (iii) a person who performs services for a Participating Company as an independent contractor or under any other non-employee classification, or who is classified by a Participating Company as, or determined by a Participating Company to be, an independent contractor, regardless of whether such person is characterized or ultimately determined by the Internal Revenue Service or any other Federal, State or local governmental authority or regulatory body to be an employee of a Participating Company or its affiliates for income or wage tax purposes or for any other purpose.

  Notwithstanding any provision in the Plan to the contrary, if any person is an Ineligible Person, or otherwise does not qualify as an Eligible Employee, or otherwise is ineligible to participate in the Plan, and such person is later required by a court or governmental authority or regulatory body to be classified as a person who is eligible to participate in the Plan, such person shall not be eligible to participate in the Plan, notwithstanding such classification, unless and until designated as an Eligible Employee by the Committee, and if so designated, the participation of such person in the Plan shall be prospective only.

  "Employee" means any person regularly employed by a Participating Company, but shall not include any person who performs services for a Participating Company as an independent contractor or under any other non-employee classification, or who is classified by a Participating Company as, or determined by a Participating Company to be, an independent contractor.

  "Fair Market Value", unless otherwise indicated in the provisions of this Plan, means, as of any date, the composite closing price for one share of Stock on the New York Stock Exchange or, if no sales of Stock have taken place on such date, the composite closing price on the most recent date on which selling prices were quoted, the determination to be made in the discretion of the Committee.

  "Incentive Stock Option" means a stock option qualified under Section 422 of the Code.

  "Key Employee" means an Employee (including any officer or director who is also an Employee) of any Participating Company who is an Eligible Employee and whose responsibilities and decisions, in the judgment of the Committee, directly affect the performance of the Company and its subsidiaries.

  "Option" means an option awarded under Section 5 of the Plan to purchase Stock of the Company, which option may be an Incentive Stock Option or a non-qualified stock option.

  "Participating Company" means the Company or any subsidiary or other affiliate of the Company; provided, however, for Incentive Stock Options only, "Participating Company" means the Company or any corporation which at the time such Option is granted qualifies as a "subsidiary" of the Company under
Section 424(f) of the Code.

  "Performance Share" means a performance share awarded under Section 6 of the Plan.

  "Person" has the meaning ascribed to such term in Section 3(a)(9) of the Act, as supplemented by Section 13(d)(3) of the Act; provided, however, that Person shall not include (i) the Company, any subsidiary of the Company or any other Person controlled by the Company, (ii) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or of any subsidiary of the Company, or (iii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of securities of the Company.

  "Plan" means The Hartford 2000 Incentive Stock Plan, as the same may be amended, administered or interpreted from time to time.

  "Plan Year" means the calendar year.

  "Retirement" means eligibility to receive immediate retirement benefits under a Participating Company pension plan.

  "Restricted Stock" means Stock awarded under Section 7 of the Plan subject to such restrictions as the Committee deems appropriate or desirable.

  "Right" means a stock appreciation right awarded in connection with an Option under Section 5 of the Plan.

  "Stock" means the common stock ($.01 par value) of The Hartford.

  "Total Disability" means the complete and permanent inability of a Key Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

  "Transferee" means any person or entity to whom or to which a non-qualified stock option has been transferred and assigned in accordance with Section 5(h) of the Plan.

3. Shares Subject to the Plan

  The aggregate number of shares of Stock which may be awarded under the Plan shall be subject to a maximum limit applicable to all Awards for the duration of the Plan (the "Maximum Limit"). The Maximum Limit shall be eight percent (8%) of the total of the outstanding shares of Stock as of the date of shareholder approval of the Plan.

  In addition to the foregoing, in no event shall more than twenty percent (20%) of the total number of shares on a cumulative basis be available for Restricted Stock and Performance Share Awards. For any Plan Year, no individual employee may receive an Award of Options for more than 1,000,000 shares.

  Subject to the above limitations, shares of Stock to be issued under the Plan may be made available from the authorized but unissued shares, or shares held by the Company in treasury or from shares purchased in the open market.

  For the purpose of computing the total number of shares of Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Stock subject to issuance upon exercise or settlement of Awards and the number of shares of Stock which equal the value of performance share Awards, in each case determined as at the dates on which such Awards are granted. If any Awards under the Plan are forfeited, terminated, expire unexercised, are settled in cash in lieu of Stock or are exchanged for other Awards, the shares of Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture, termination, expiration, cash settlement or exchange of such Awards.

Further, any shares that are exchanged (either actually or constructively) by optionees as full or partial payment to the Company of the purchase price of shares being acquired through the exercise of a stock option granted under the Plan may be available for subsequent Awards.


4. Grant of Awards and Award Agreements

  (a) Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Key Employees or groups of Key Employees to whom Awards are to be granted, and those Directors to whom Options and Rights may be granted; (ii) determine the form or forms of Award to be granted to any Key Employee and any Director; (iii) determine the amount or number of shares of Stock subject to each Award; and (iv) determine the terms and conditions of each Award.

  (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement. Such Award Agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or required by the Committee.

5. Stock Options and Rights

  (a) With respect to Options and Rights, the Committee shall (i) authorize the granting of Incentive Stock Options, non-qualified stock options, or a combination of Incentive Stock Options and non-qualified stock options; (ii) authorize the granting of Rights which may be granted in connection with all or part of any Option granted under this Plan, either concurrently with the grant of the Option or at any time thereafter during the term of the Option;
(iii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of a Right; and (iv) determine the time or times when and the manner in which each Option or Right shall be exercisable and the duration of the exercise period.

  (b) Any option issued hereunder which is intended to qualify as an Incentive Stock Option shall be subject to such limitations or requirements as may be necessary for the purposes of Section 422 of the Code or any regulations and rulings thereunder to the extent and in such form as determined by the Committee in its discretion.

  (c) The exercise period for a non-qualified stock option and any related Right shall not exceed ten years and two days from the date of grant, and the exercise period for an Incentive Stock Option and any related Right shall not exceed ten years from the date of grant.

  (d) The Option price per share shall be determined by the Committee at the time any Option is granted and shall be not less than the Fair Market Value of one share of Stock on the date the Option is granted.

  (e) No part of any Option or Right may be exercised until the Key Employee who has been granted the Award shall have remained in the employ of a Participating Company for such period after the date of grant as the Committee may specify, if any, and the Committee may further require exercisability in installments.

  (f) Except as provided in Section 9, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or Stock already owned by the optionee having a total Fair Market Value equal to the purchase price, or a combination of cash and Stock having a total fair market value, as so determined, equal to the purchase price. The Committee shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Stock to exercise an Option as it deems appropriate.

  (g) In case of a Key Employee's termination of employment, the following provisions shall apply:

    (A) If a Key Employee who has been granted an Option shall die before such Option has expired, his or her Option may be exercised in full by (i) the person or persons to whom the Key Employee's rights under the Option pass by will, or if no such person has such right, by his or her executors or administrators; (ii) his or her Transferee(s) (with respect to non-qualified stock options); or (iii) his or her Beneficiary designated pursuant to Section 10, at any time, or from time to time, within five years after the date of the Key Employee's death or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(c) above.

    (B) If the Key Employee's employment by any Participating Company terminates because of his or her Retirement or Total Disability, he or she may exercise his or her Options in full at any time, or from time to time, within five years after the date of the termination of his or her employment, or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(c) above. Any such Options not fully exercisable immediately prior to such optionee's retirement shall become fully exercisable upon such retirement unless the Committee, in its sole discretion, shall otherwise determine.

    (C) Except as provided in Section 9, if the Key Employee shall voluntarily resign before eligibility for Retirement or he or she is terminated for cause as determined by the Committee, the Options or Rights shall be canceled coincident with the effective date of the termination of employment.

    (D) Except as provided in Section 9, if a Key Employee's employment terminates for any other reason, he or she may exercise his or her Options, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment at any time, or from time to time, within three months after the date of the termination of his or her employment, or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(c) above.

  (h) Except as provided in this Section 5(h), no Option or Right granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option or Right shall be exercisable only by the Key Employee or Director, to whom the Option or Right is granted (or his or her estate or designated Beneficiary). Notwithstanding the foregoing, all or a portion of a non-qualified stock option may be transferred and assigned by such persons designated by the Committee, to such persons designated by the Committee, and upon such terms and conditions as the Committee may from time to time authorize and determine in its sole discretion.

  (i) Except as provided in Section 9, if a Director's service on the Board terminates for any reason, including without limitation, termination due to death, disability or retirement, such Director may exercise any Option or Right granted to him or her only to the extent determined by the Committee as set forth in such Director's Award Agreement and/or any administrative rules or other terms and conditions adopted by the Committee from time to time applicable to such Option or Right granted to such Director.

  (j) With respect to an Incentive Stock Option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an "incentive stock option" within the meaning of Section 422 of the Code.

  (k) With respect to the exercisability and settlement of Rights:

    (i) Upon exercise of a Right, a Key Employee or Director shall be entitled, subject to such terms and conditions the Committee may specify, to receive upon exercise thereof all or a portion of the excess of (A) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (B) a specified amount which shall not, subject to Section 5(d), be less than the Fair Market Value of such specified number of shares of Stock at the time the Right is granted. Upon exercise of a Right, payment of such excess shall be made as the Committee shall specify in cash, the issuance or transfer to the Key Employee or Director of whole shares of Stock with a Fair Market Value at such time equal to any excess, or a combination of cash and shares of Stock with a combined Fair Market Value at such time equal to any such excess, all as determined by the Committee. The Company will not issue a fractional share of

  Stock and, if a fractional share would otherwise be issuable, the Company shall pay cash equal to the Fair Market Value of the fractional share of Stock at such time.

    (ii) In the event of the exercise of such Right, the Company's obligation in respect of any related Option or such portion thereof will be discharged by payment of the Right so exercised.

6. Performance Shares

  (a) Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Key Employees or groups of Key Employees to whom Awards of Performance Shares are to be made, (ii) determine the Performance Period (the "Performance Period") and Performance Objectives (the "Performance Objectives") applicable to such Awards, (iii) determine the form of settlement of a Performance Share and (iv) generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Stock at such date; provided that the Committee may limit the aggregate amount payable upon the settlement of any Award. The maximum award for any individual employee in any given year shall be 200,000 Performance Shares.

  (b) The Committee shall determine a Performance Period of not less than two nor more than five years. Performance Periods may overlap and Key Employees may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

  (c) The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Key Employee to Key Employee and between groups of Key Employees and shall be based upon one or more of the following objective criteria, as the Committee deems appropriate, which may be (i) determined solely by reference to the performance of the Company, any subsidiary or affiliate of the Company or any division or unit of any of the foregoing, or (ii) based on comparative performance of any one or more of the following relative to other entities: (A) earnings per share, (B) return on equity, (C) cash flow, (D) return on total capital, (E) return on assets, (F) economic value added, (G) increase in surplus, (H) reductions in operating expenses, (I) increases in operating margins, (J) earnings before income taxes and depreciation, (K) total shareholder return, (L) return on invested capital, (M) cost reductions and savings, (N) earnings before interest, taxes, depreciation and amortization ("EDITDA"), (O) pre-tax operating income, (P) productivity improvements, or (Q) a Key Employee's attainment of personal objectives with respect to any of the foregoing criteria or other criteria such as growth and profitability, customer satisfaction, leadership effectiveness, business development, negotiating transactions and sales or developing long term business goals. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

  (d) At the beginning of a Performance Period, the Committee shall determine for each Key Employee or group of Key Employees the number of Performance Shares or the percentage of Performance Shares which shall be paid to the Key Employee or member of the group of Key Employees if the applicable Performance Objectives are met in whole or in part.

  (e) If a Key Employee terminates service with all Participating Companies during a Performance Period because of death, Total Disability, Retirement, or under other circumstances where the Committee in its sole discretion finds that a waiver would be in the best interests of the Company, that Key Employee may, as determined by the Committee, be entitled to payment in settlement of such Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and prorated for the portion of the Performance Period during which the Key Employee was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Key Employee terminates service with all Participating Companies during a Performance Period for any other reason, then such Key Employee shall not be entitled to any Award with respect to that Performance Period unless the Committee shall otherwise determine.

  (f) Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, with payment to commence as soon as practicable after the end of the relevant Performance Period.

7. Restricted Stock

  (a) Except as provided in Section 9, Restricted Stock shall be subject to a restriction period (after which restrictions will lapse) which shall mean a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate and it may also require the achievement of predetermined performance objectives in order for such shares to vest.

  (b) Except when the Committee determines otherwise pursuant to Section 7(d), if a Key Employee terminates employment with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Key Employee and shall be reacquired by the Company.

  (c) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by a Key Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

  (d) In cases of death, Total Disability or Retirement or in cases of special circumstances, the Committee may, in its sole discretion when it finds that a waiver would be in the best interests of the Company, elect to waive any or all remaining restrictions with respect to such Key Employee's Restricted Stock.

  (e) The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any Award of Restricted Stock, that the Key Employee shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

  (f) Nothing in this Section 7 shall preclude a Key Employee from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

  (g) Subject to Section 7(e) and Section 8, each Key Employee entitled to receive Restricted Stock under the Plan shall be issued a certificate for the shares of Stock. Such certificate shall be registered in the name of the Key Employee, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such Award and shall be subject to appropriate stop-transfer orders.

8. Certificates for Awards of Stock

  (a) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange on which the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

  (b) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

  (c) Except for the restrictions on Restricted Stock under Section 7, each Key Employee who receives Stock in settlement of an Award of Stock, shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Key Employee awarded an Option, a Right or Performance Share, and no Director awarded an Option or Right, shall have any right as a shareholder with respect to any shares covered by his or her Option, Right or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares.

9. Change of Control

  (a) For purposes of this Plan, a Change of Control shall occur if:

    (i) a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Act disclosing that any Person, other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company is the Beneficial Owner of twenty percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;

    (ii) any Person other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company shall purchase shares pursuant to a tender offer or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner of fifteen percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire stock);

    (iii) the stockholders of the Company shall approve (A) any consolidation or merger in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company entitled to vote in the election of directors of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of such stock of the Company immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation entitled to vote in the election of directors immediately after the consolidation or merger as immediately before, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

    (iv) within any 12 month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director (A) was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (iv), and (B) was not designated by a Person who has entered into an agreement with the Company to effect a transaction described in the immediately preceding paragraph (iii).

  (b) Notwithstanding any provisions in this Plan to the contrary, upon the occurrence of a Change of Control:

    (i) Each Option and related Right outstanding on the date such Change of Control occurs, and which is not then fully vested and exercisable, shall immediately vest and become exercisable to the full extent of the original grant for the remainder of its term.

    (ii) The surviving or resulting corporation may, in its discretion, provide for the assumption or replacement of each outstanding Option and related Right granted under the Plan on terms which are no less favorable to the optionee than those applicable to the Options and Rights immediately prior to the Change of Control. If the surviving or resulting corporation offers to assume or replace the Options and Rights, the optionee may elect to have his or her Options and Rights assumed or replaced, in whole or in part, or to surrender on the date the Change of Control occurs his or her Options and Rights, in whole or in part, for cash equal to the excess of the Formula Price as defined in Section 9(b)(v) hereof over the exercise price.

    (iii) In the event the successor corporation does not offer to assume or replace the outstanding Options and Rights as described in Section 9(b)(ii) hereof, each Option and Right will be exercised on the date such Change of Control occurs for cash equal to the excess of the Formula Price as defined in Section 9(b)(v) hereof over the exercise price.

    (iv) If an employee elects to have his or her Options and Rights assumed or replaced in accordance with clause (ii) above, and within the three (3) year period following the date of the Change of Control either of the following occurs: (A) the employment of such employee is involuntarily terminated other than in a Termination For Just Cause (as defined below), or (B) such employee voluntarily terminates employment in a Termination For Good Reason (as defined below); then such employee's assumed or replaced Options and Rights shall remain exercisable in whole or in part for seven
  (7) months after the date of such termination (or until the expiration date for such Options and Rights, if earlier). Such assumed or replaced Options and Rights may be exercised for cash equal to the higher of (1) the excess of the Fair Market Value of the successor corporation's common stock on the date of such termination over the exercise price for such Options and Rights, or (2) the excess of the Formula Price (as defined below) of the Company's Stock on the date the Change of Control occurred over the exercise price for such Options and Rights.

    (v) The following definitions shall apply for purposes of this Section 9 only:

      "Base Salary" means the amount an employee is entitled to receive as wages or salary on an annualized basis, excluding all bonus, overtime, and incentive compensation, payable by the Company or the successor corporation, as the case may be, as consideration for the employee's services, and including earned but deferred wages or salary.

      "Formula Price" means the highest of (A) the highest composite daily closing price of the Stock during the period beginning on the 60th calendar day prior to the Change of Control and ending on the date of such Change of Control, (B) the highest gross price paid for the Stock during the same period of time, as reported in a report on Schedule 13D filed with the Securities and Exchange Commission, or (C) the highest gross price paid or to be paid for a share of Stock (whether by way of exchange, conversion, distribution upon merger, liquidation or otherwise) in any of the transactions set forth in this Section as constituting a Change of Control; provided that in the case of the exercise of any such Right related to an Incentive Stock Option, "Formula Price" shall mean the Fair Market Value of the Stock at the time of such exercise.

      "Required Base Salary" means with respect to any employee the higher of (a) the employee's Base Salary as in effect immediately prior to the Change of Control, or (b) the employee's highest Base Salary in effect at any time thereafter.

      "Target Bonus" means the annual bonus of an employee determined as a percentage of annual Base Salary based on the annual target bonus percentage established for the employee under the Executive Bonus Program or the Performance Share Program (or any other similar or successor plan, policy or program) for a calendar year, or if no annual target bonus percentage has been established under the applicable bonus plan, policy or program, based on the highest actual bonus percentage awarded to the employee under the applicable bonus plan, policy or program during the three preceding full calendar years.

      "Termination For Good Reason" means a voluntary termination of employment by an employee because of the occurrence of any of the following (A) a reduction in the employee's Base Salary below the Required Base Salary; (B) a greater than 10% reduction in the level of the Total Compensation offered to the employee in comparison to the Total Compensation enjoyed by the employee immediately prior to the Change of Control; or (C) the successor corporation requiring the employee to be based at any office or location more than 50 miles from the location at which he or she performed services immediately prior to the Change of Control, except for travel reasonably required in the performance of the employee's job responsibilities.

      "Termination For Just Cause" means a termination of employment based on fraud, misappropriation or embezzlement on the part of the employee which results in a final conviction of a felony.

      "Total Compensation" means the aggregate of an employee's Base Salary, Target Bonus, and the value of any long-term incentive compensation award (including any option award) made to the employee under this Plan or the 1997 Hartford Life, Inc. Incentive Stock Plan (or any successor plan, policy or program), such value to be determined as of the date such award was made.

    (vi) The restrictions applicable to shares of Restricted Stock held by Key Employees pursuant to Section 7 shall lapse upon the occurrence of a Change of Control, and such Key Employees shall be entitled to elect, at any time during the 60 calendar days following such Change of Control, to receive immediately after the date the Key Employee makes such election either of the following: (A) unrestricted certificates for all of such shares, or (B) a lump sum cash amount equal to the number of such shares multiplied by the Formula Price. If a Key Employee does not make any election during the foregoing 60 day period, such Key Employee shall be deemed to have made the election described in Section 9(b)(vi)(A) as of the 60th day of such period, and unrestricted certificates shall be issued to such Key Employee immediately following such day as described in Section 9(b)(vi)(A) hereof.

    (vii) If a Change of Control occurs during the course of a Performance Period applicable to an Award of Performance Shares pursuant to Section 6, then a Key Employee shall be deemed to have satisfied the Performance Objectives effective on the date of such occurrence. Such Key Employee shall be paid, immediately following the occurrence of such Change of Control, a lump sum cash amount equal to the number of outstanding Performance Shares awarded to such Key Employee multiplied by the Formula Price.

  (c) In the event of a Change of Control, no amendment, suspension or termination of the Plan thereafter shall impair or reduce the rights of any person with respect to any award made under the Plan.

10. Beneficiary

  (a) Each Key Employee, Director and/or his or her Transferee may file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. A Key Employee, Director or Transferee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Key Employee's, Director's or Transferee's death, as the case may be, and in no event shall it be effective as of a date prior to such receipt.

  (b) If no such Beneficiary designation is in effect at the time of a Key Employee's, Director's or Transferee's death, as the case may be, or if no designated Beneficiary survives the Key Employee, Director or Transferee or if such designation conflicts with law, the Key Employee's, Director's or Transferee's estate, as the case may be, shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

11. Administration of the Plan

  (a) Each member of the Committee shall be both a member of the Board and both a "non-employee director" within the meaning of Rule 16b-3 under the Act or successor rule or regulation and an "outside director" for purposes of
Section 162(m) of the Internal Revenue Code.

  (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

  (c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

  (d) The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Key Employees, whether or not such Key Employees are similarly situated.

  (e) The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate to the chief executive officer or other members of senior management, except that Awards to executive officers shall be made solely by the Committee or the Board of Directors.

  (f) If a Change of Control has not occurred and if the Committee determines that a Key Employee has taken action inimical to the best interests of any Participating Company, the Committee may, in its sole discretion, terminate in whole or in part such portion of any Option (including any related Right) as has not yet become exercisable at the time of termination, terminate any Performance Share Award for which the Performance Period has not been completed or terminate any Award of Restricted Stock for which the Restriction Period has not lapsed.

12. Amendment, Extension or Termination

  The Board may, at any time, amend or terminate the Plan and, specifically, may make such modifications to the Plan as it deems necessary to avoid the application of Section 162(m) of the Code and the Treasury regulations issued thereunder. However, (1) with respect only to Incentive Stock Options, no amendment shall, without approval by a majority of the Company's stockholders,
(a) alter the group of persons eligible to participate in the Plan, or (b) except as provided in Section 13 increase the maximum number of shares of Stock which are available for Awards under the Plan; or, (2) with respect to all Options, allow the Committee to reprice the Options. If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to a prior Award.

13. Adjustments in Event of Change in Common Stock

  In the event of any reorganization, merger, recapitalization, consolidation, liquidation, stock dividend, stock split, reclassification, combination of shares, rights offering, split-up or extraordinary dividend (including a spin-off) or divestiture, or any other change in the corporate structure or shares, the Committee may make such adjustment in the Stock subject to Awards, including Stock subject to purchase by an Option, or the terms, conditions or restrictions on Stock or Awards, including the price payable upon the exercise of such Option and the number of shares subject to restricted stock awards, as the Committee deems equitable.

14. Miscellaneous

  (a) Except as provided in Section 9, nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time. No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise. No Key Employee shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as provided in Section 7(e) with respect to Restricted Stock.

  (b) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Key Employee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

  (c) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

  (d) The terms of the Plan shall be binding upon the Company and its successors and assigns.

  (e) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

15. Effective Date, Term of Plan and Shareholder Approval

  The effective date of the Plan shall be May 18, 2000. No Award shall be granted under this Plan after the Plan's termination date. The Plan's termination date shall be the earlier of: (a) May 18, 2010, or (b) the date on which the Maximum Limit is reached; provided, however, that the Plan will continue in effect for existing Awards as long as any such Award is outstanding.

                                ADMINISTRATION

  The Plan is administered by a Committee of the Board of Directors of The Hartford, presently designated as the Compensation and Personnel Committee, the members of which serve at the pleasure of the Board. The Committee is composed of directors none of whom is an officer or employee of The Hartford.

                             FEDERAL TAX TREATMENT

  The following is a brief summary of the current Federal income tax rules generally applicable to options, SARs, performance shares and restricted stock. Awardees should consult their own tax advisors as to the specific Federal, state and local tax consequences applicable to them.

                   A. Options and Stock Appreciation Rights

  Options granted under the Plan may be either non-qualified options or "incentive stock options" qualifying under Section 422A of the Internal Revenue Code.

 Non-qualified Options

  An optionee is not subject to Federal income tax upon grant of a non-qualified option. At the time of exercise, the optionee will realize compensation income (subject to withholding) to the extent that the then fair market value of the stock exceeds the option price. The amount of such income will constitute an addition to the optionee's tax basis in the optioned stock. Sale of the shares will result in capital gain or loss (long-term or short-term depending on the optionee's holding period). The Hartford is entitled to a Federal tax deduction at the same time and to the same extent that the optionee realizes compensation income.

 Incentive Stock Options ("ISOs")

  Options under the Plan denominated as ISOs are intended to constitute incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended. An optionee is not subject to Federal income tax upon either the grant or exercise of an ISO. If the optionee holds the shares acquired upon exercise for at least one year after issuance of the optioned shares and until at least two years after grant of the option, then the difference between the amount realized on a subsequent sale or other taxable disposition of the shares and the option price will constitute long-term capital gain or loss. To obtain favorable tax treatment, an ISO must be exercised within three months after termination of employment (other than by retirement, disability, or death) with The Hartford or a 50% subsidiary. To obtain favorable tax treatment, an ISO must be exercised within three months of retirement or within one year of cessation of employment for disability (with no limitation in the case of death), notwithstanding any longer exercise period permitted under the terms of the Plan. The Hartford will not be entitled to a Federal tax deduction with respect to the grant or exercise of the ISO.

  If the optionee sells the shares acquired under an ISO before the requisite holding period, he or she will be deemed to have made a "disqualifying disposition" of the shares and will realize compensation income in the year of disposition equal to the lesser of the fair market value of the shares at exercise or the amount realized on their disposition over the option price of the shares. (However, if the disposition is by gift or by sale to a related party, the compensation income must be measured by the value of the shares at exercise over the option price.) Any gain recognized upon a disqualifying disposition in excess of the ordinary income portion will constitute either short-term or long-term capital gain. In the event of a disqualifying disposition, The Hartford will be entitled to a Federal tax deduction in the amount of the compensation income realized by the optionee.

  The option spread on the exercise of an ISO is an adjustment in computing alternative minimum taxable income. No adjustment is required, however, if the optionee made a disqualifying disposition of the shares in the same year as he or she is taxed on the exercise.

 Stock Appreciation Rights ("SARs")

  SARs may have been awarded to officers and directors of The Hartford subject to Section 16(b) of the Act with respect to both ISOs and non-qualified options granted under the Plan. An optionee is not taxed upon the grant of SARs. An optionee exercising SARs for cash will realize compensation income (subject to withholding) in the amount of the cash received. The Hartford is entitled to a tax deduction at the same time and to the same extent that the optionee realizes compensation income.

                             B. Performance Shares

  An awardee of Performance Shares will generally realize compensation income (subject to withholding) when and to the extent that payment is made, whether in the form of cash or shares of The Hartford Stock. To the extent that payment is made in the form of Stock, income shall be measured by the then fair market value of the shares, which shall constitute an addition to the awardee's tax basis in such shares. The Hartford will be entitled to a Federal tax deduction for the value of payment at the time of payment.

                              C. Restricted Stock

  An awardee of Restricted Stock will generally realize compensation income (subject to withholding) when and to the extent that the restrictions on the shares lapse, as measured by the value of the shares at the time of lapse. The awardee's holding period for the shares will not commence until the date of lapse, and dividends paid during the restriction period will be treated as compensation. The income realized on lapse of the restrictions will constitute an addition to the awardee's tax basis in the shares.

  In lieu of deferred recognition of income, the awardee may formally elect, within 30 days of award, to realize compensation income at the time of award, as measured by the fair market value of the stock on the date of award determined without regard to the restrictions. The income realized will constitute an addition to the tax basis of the shares. In the case of such election, any appreciation (or depreciation) on the shares during the restriction period will give rise to capital gain (or capital loss). In the event that the awardee terminates employment during the restriction period and forfeits his or her shares, no deduction may be claimed and the taxes paid on award of the shares shall be forfeited.

  The Hartford will be entitled to a Federal tax deduction at the same time and to the same extent that the awardee realizes compensation income. However, if an awardee makes an election to realize compensation income at the time of the award and subsequently forfeits the shares of Restricted Stock, The Hartford must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.

                       D. Golden Parachute Tax Penalties

  Options, SARs, Performance Shares or Restricted Stock which are granted, accelerated or enhanced upon the occurrence of a takeover (i.e., a Change of Control as defined in Section 9 of the Plan) may give rise, in whole or in part, to "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code and, to such extent, will be nondeductible by The Hartford and subject to a 20% excise tax to the awardee.

                              [LOGO OF HARTFORD]

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                      2000 ANNUAL MEETING OF SHAREHOLDERS

                           MAY 18, 2000 at 9:00 A.M.

                            THE Wadsworth Atheneum
                                600 Main Street
                             Hartford, Connecticut





--------------------------------------------------------------------------------
                                     PROXY
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Amy Gallent, Michael O' Halloran and Michael S. Wilder, and each of them, as proxies of the undersigned, each with power to appoint his or her substitute, and hereby authorizes each or any of them to vote, as designated on the reverse side of this proxy, all shares of common stock of The Hartford Financial Services Group, Inc. (the "Company"), including all shares held in the Company's Dividend Reinvestment and Cash Payment Plan, the Company's Investment and Savings Plan, the Company's Excess Savings Plan, the Company's Deferred Restricted Stock Unit Plan and the Company's Employee Stock Purchase Plan, which the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at 9:00 A.M. on May 18, 2000 at The Wadsworth Atheneum, 600 Main Street, Hartford, Connecticut, and at any adjournments or postponements thereof, and confers discretionary authority upon each such proxy to vote upon any other matter properly brought before the meeting.

     Please specify your choices by marking the appropriate boxes on the reverse side of this Proxy. The shares represented by this Proxy will be voted as you designate on the reverse side. If no designation is made, the shares will be voted for the election as directors of the nominees named in Item 1, for Items 2, 3 and 4, and against Item 5. The shares of common stock represented by this Proxy cannot be voted unless you sign, date and return this Proxy, or vote by telephone or through the Internet.

(Continued, and to be signed and dated, on the reverse side.)

                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                 P.O. BOX 11159
                                 NEW YORK, N.Y. 10203-0159

                         VOTE BY TELEPHONE OR INTERNET
                         24 HOURS A DAY, 7 DAYS A WEEK

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              TELEPHONE                                   INTERNET                                     MAIL
           1-800-520-9271                      http://proxy.shareholder.com/hig

Use any touch-tone telephone to vote         Use the Internet to vote your proxy.        Mark, sign and date your proxy card
your proxy.  Have your proxy card in         Have your proxy card in hand when           and return it in the postage-paid
hand when you call.  You will be             you access the website.  You will be        envelope we have provided.
prompted to enter your control number,       prompted to enter your control number,
located in the box below, and then           located in the box below, to create an
follow the simple directions.                electronic ballot.

Your telephone or Internet vote authorizes the named           ----------------------------------------------------------
proxies to vote your shares in the same manner as if you       If you have submitted your proxy by telephone or the
marked, signed and returned the proxy card.                    Internet there is no need for you to mail back your proxy.
                                                               ----------------------------------------------------------









CALL TOLL-FREE TO VOTE . IT'S FAST AND CONVENIENT                       ------------------------------------------------
-------------------------------------------------                                       CONTROL NUMBER FOR
                 1-800-520-9271                                                     TELEPHONE OR INTERNET VOTING
-------------------------------------------------                       ------------------------------------------------
                                              DETACH PROXY CARD HERE IF YOU ARE NOT
                                                  VOTING BY TELEPHONE OR INTERNET
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ITEM 1. Election of Directors    FOR all nominees            WITHHOLD AUTHORITY to vote              *EXCEPTIONS
                                 listed below      [_]       for all nominees listed below  [_]                  [_]

Director Nominees: 01 - Bette B. Anderson, 02 - Rand V. Araskog, 03 - Ramani Ayer, 04 - Dina Dublon, 05 - Donald R. Frahm,
                   06 - Paul G. Kirk, Jr., 07 - Robert W. Selander, 08 - Lowndes A. Smith, 09 - H. Patrick Swygert,
                   10 - Gordon I. Ulmer and 11 - David K. Zwiener.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*For all nominees except ___________________________________________________________________________________________________________
ITEM 2. Ratification of the appointment of Arthur Andersen LLP as independent     Item 4. Approval of the Company's 2000 Incentive
        auditors of the Company for the fiscal year ending December 31, 2000.             Stock Plan.

        FOR    [_]      AGAINST    [_]      ABSTAIN    [_]                        FOR    [_]      AGAINST    [_]      ABSTAIN    [_]

ITEM 3. Approval of certain material terms of the Company's annual executive      Item 5. Shareholder proposal relating to tobacco
        bonus program.                                                                    investments.

        FOR    [_]      AGAINST    [_]      ABSTAIN    [_]                        FOR    [_]      AGAINST    [_]      ABSTAIN    [_]

                                                              Mark this box if you plan             Address Change and/or
                                                              to attend the Annual Meeting   [_]    Comments Mark Here        [_]

                                                                                         Note: Please add your title if you are
                                                                                         signing for a corporation or other business
                                                                                         entity, or as attorney, administrator,
                                                                                         executor, guardian, trustee or in any other
                                                                                         representative capacity.

                                                                                         Dated: ______________________________, 2000

                                                                                         -------------------------------------------
                                                                                                         Signature

                                                                                         -------------------------------------------
                                                                           |                             Signature
                                                                           |
                                                                 __________|             -------------------------------------------
                                                                                                           Title

                                                                                         Votes MUST be indicated   [X]
(Unless you are voting by telephone or Internet, please sign, date and return            (x) in black or blue ink.
this proxy card in the enclosed envelope.)
                                                                                               Please Detach Here
                                                                                 You Must Detach This Portion of the Proxy Card
                                                                            \/    Before Returning it in the Enclosed Envelope    \/
                                                                            --------------------------------------------------------
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